May 1, 2010	Securities Act of 1933 File No. 33-83412

PARK AVENUE LIFE PROSPECTUS

Issued by The Guardian Separate Account K

This prospectus describes Park Avenue Life, an individual variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection with a guaranteed minimum death benefit until the policy anniversary nearest the insured’s 100th birthday that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.

It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. Your premiums and policy account value may be allocated among several variable investment options. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with The Financial Industry Regulatory Authority (“FINRA”) and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain various investor brochures from FINRA.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) that you may visit to view this prospectus and other information.

The Park Avenue Life policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your Park Avenue Life policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary, and

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. These deductions and charges are set forth in the Charges and deductions tables and in the section titled Deductions and charges.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

•	under Option 1, the death benefit will at least equal your policy’s Face Amount when the insured dies, or

•

under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your Policy Account Value increases and exceeds your policy’s benchmark value shown in your policy. The benchmark value is a measure we use to assess the adequacy of the

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

Paying premiums

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

Allocation options

You choose where your net premiums and policy account value are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at one time, including the fixed-rate option.

funding in your policy over time. For an explanation see Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy’s face amount.

You may choose either of these options until the Policy Anniversary (the anniversary each year of the date your policy was issued) closest to the insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Within certain limits, you can change your policy’s death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. See Premiums.

After you pay the first Policy Premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you are eligible for and choose the Premium Skip Option you may, after the first policy year and under certain circumstances, “skip” paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.

Choosing the Premium Skip Option, or the Automatic Premium Loan feature can adversely affect the overall value of your policy, but won’t reduce your guaranteed death benefit or cause your policy to lapse. See Could your policy lapse?

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your Allocation Options. Your net premiums and policy

2	PROSPECTUS	SUMMARY

account value may be allocated to a maximum of seven allocation options at any one time, including the fixed-rate option.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease.

You will find the investment objectives, policies, risks, fees and expenses, and a comprehensive discussion of the risks for each of these funds listed in the prospectus for that fund. You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455. You should read the corresponding fund prospectus carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. For a summary of this information see The variable investment options.

The fixed-rate option earns a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and guarantees your principal and interest under this option. See The fixed rate option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. Your net premiums and policy account value may be allocated to up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s Net Cash Surrender Value. The net cash surrender value is your policy account value minus any surrender charges and Policy Debt, plus any amounts paid as policy premium assessments beyond the next monthly date. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Collateral Account to serve as collateral. This loan collateral

Investment Risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan Risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

SUMMARY	PROSPECTUS	3

Surrender and

Withdrawal Risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining whether your policy will lapse.

Tax Risks

While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

account does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, you may have to pay tax on the amount you still owe to your policy. See Policy loans and Federal tax considerations for details.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated. A surrender charge applies for 12 policy years after the issue date. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment. Surrenders and partial withdrawals may have tax consequences.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue Life policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.

4	PROSPECTUS	SUMMARY

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $10,000, and the insured must be alive when we receive your request. If you ask us to reduce the face amount in the first 12 years of your policy, you will pay a surrender charge. The new face amount cannot be lower than GIAC’s current minimum face amount.

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the later of the second anniversary or the insured’s attained age 70. There may be a credit or a cost to be paid. See Special Features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days after you receive your policy, or

•	45 days after you sign Part 1 of the completed application for your policy, or

•	10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy’s Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the policy value options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.

Could your

policy lapse?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Certain of those fees and charges are payable only if you choose an optional policy feature. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, duration, face amount and underwriting class — the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that you will pay at the time that you make the required initial or subsequent scheduled premium payments under the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed options.

TRANSACTION FEES
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Premium Charge	When Premium is paid	6% of premiums you pay up to 12 annual basic scheduled premiums and 3% of premiums you pay in excess of 12 annual basic scheduled premiums.[1]
Deferred Acquisition Cost (DAC) tax charge	When premium is paid.	1% of all basic scheduled premiums and unscheduled payments.
Premium tax	When premium is paid.	2.5% of all basic scheduled premiums and unscheduled payments.
Modality Charge	When premium is paid, if premiums for any benefits provided under this policy are paid more frequently than annually.	If premium paid semi-annually: premium is 3.00% more than if paid annually. If premium paid quarterly: premium is 5.06% more than if premium paid annually. If premium paid monthly: premium is 3.00% more than if premium paid annually.
Premium Skip Option	Annually, upon the selection of the Premium Skip Option.	An amount equal to 90.5% of any policy premium assessments
Surrender Charge[2]	Upon full surrender or lapse of the policy within the first 12 policy years of the initial face amount and upon a decrease in face amount.

Minimum first year charge: $2.50 per $1,000 of base policy face amount.

Maximum first year charge: $46.12 per $1,000 of base policy face amount.

First Year charge for a male, non-smoker issue age 35, in the preferred underwriting class, with a policy face amount of $250,000 and assuming no unscheduled payments are made: $6.94 per $1,000 of base policy face amount.

Transfer Charge	The charge is not currently imposed. We reserve the right to impose the charge at the time of transfer after the 12th transfer in a policy year.	$25 per transfer after the 12th transfer in a policy year.
Unscheduled Payment Handling Fee	The charge is not currently imposed.	$2 per unscheduled payment
Partial Withdrawal Charge	Upon making a partial withdrawal from policy account value.	$25 or 2% of the amount of the withdrawal, whichever is lower.
Reinstatement Charge	Upon Reinstatement	The greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders, or for rating charges, with 6% interest compounded annually.

[1]

The amount of the basic scheduled premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.39 per $1,000 of face amount and the maximum amount is $280.58 per $1,000 of face amount.

[2]

The surrender charge decreases every year until it reaches 0% by the beginning of the 13th policy year. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office.

6	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Cost of Insurance[2]:	Monthly

Minimum first year guaranteed charge: $0.057 per $1,000 of net amount at risk (NAR) for all underwriting classes.

Maximum first year guaranteed charge: $90.909 per $1,000 of NAR for all underwriting classes.

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.141 per $1,000 of NAR.

See notes for current charge[3]

Mortality and Expense Risk	Daily	The guaranteed annual charge is 0.90% of the average daily net assets of the variable investment options. See notes for current charge[4]
Guaranteed Insurance Amount	Monthly	$0.01 per $1,000 of current base policy face amount.
Policy Charge	Monthly	$10.00 for first three policy years. After the third policy year the charge is guaranteed not to exceed $8.00 per month.[5]
Administration Charge[6]	Monthly for first 12 policy years

Minimum charge: $0.020 per $1,000 of policy face amount for insureds age 35-80.

Maximum charge: $0.040 per $1,000 of policy face amount for insureds age 35-80.

Charge for a male, non-smoker age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.04 per $1,000 of base policy face amount.

Interest on Policy Loans	Annually on your policy anniversary	8% annually on all outstanding policy debt.
Optional Charges[7,10]
Adjustable Renewable Term Rider (ART)[8]	With your scheduled premium payment

Minimum first year guaranteed charge: $1.00 per $1,000 of ART rider face amount for all underwriting classes.

Maximum first year guaranteed charge: $132.92 per $1,000 of ART rider face amount for all underwriting classes.

See notes for current charge[9]

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of ART rider face amount.

Accidental Death Benefit Rider (ADB)[8]	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy and rider: $0.76 per $1,000 of ADB face amount annually

Maximum Charge for a non-substandard rated policy and rider: $1.34 per $1,000 of ADB face amount annually

Charge for a male, rated non-substandard, issue age 35: $0.81 per $1,000 of ADB face amount annually

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Optional Charges[7,10] (continued)
Simplified Insurability Option Rider (SIO)	N/A	There is no charge for this rider
Waiver of Premium Rider[8]	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy and rider: $0.05 per $1,000 of base policy face amount annually

Maximum Charge for a non-substandard rated policy and rider: $2.79 per $1,000 of base policy face amount annually

Charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of base policy face amount annually

[1]	Does not include operating fees and expenses of the underlying funds. Monthly fees are not deducted after the policy anniversary closest to the insured’s 100th birthday.
[2]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount for the initial face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[3]

The minimum current first year cost of insurance charge for a non-substandard rated policy is $0.028 per $1,000 of NAR, the maximum current first year cost of insurance charge for a non-substandard rated policy is $6.596 per $1,000 of NAR, and the current first year cost of insurance charge is $0.093 per $1,000 of NAR, for a male, non-smoker issue age 35, in the preferred underwriting class, with a policy face amount of $250,000.

[4]	The current annual charge for the mortality and expense risk fee is 0.60% of the average daily net assets in the variable investment options.
[5]	The current charge after the third policy year is $4.00 per month.
[6]

The administration charge is based on the insured’s age. After the 12th policy year the charge decreases to $0.015 per $1,000 of face amount. The administration charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[7]	Optional charges are the charges that we deduct if you choose to add optional benefits riders.
[8]

The charges for the Adjustable annual renewable term rider, Accidental death benefit rider and Waiver of premium rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[9]

The minimum first year current rider charge for a non-substandard rated policy is $0.41 per $1,000 of ART rider face amount, maximum first year current rider charge for a non-substandard rated policy is $84.70 per $1,000 of ART rider face amount, and the first year current rider charge for a male, non-smoker issue age 35, in the preferred underwriting class with a policy face amount of $250,000 and term face amount of $250,000 is $1.09 per $1,000 of ART rider face amount.

[10]	The Guaranteed purchase option rider rates are not provided. Current rates are not available since policy is no longer issued.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the most recently ended fiscal year. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	.10%	1.47%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information. In addition, it is based on amounts incurred during the underlying mutual funds’ most recent fiscal years. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein.

8	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The Park Avenue Life policy diagram1

POLICY PREMIUMS	Less	Policy premium assessments:
•	Rider premiums
•	Rating charges
UNSCHEDULED PAYMENTS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return):

RS Investment Management Co. LLC

RS Large Cap Alpha VIP Series

RS S&P 500 Index VIP Series

RS Low Duration Bond VIP Series

RS Partners VIP Series

RS Small Cap Growth Equity VIP Series	Less	Mortality and expense risk charge

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

EULAV Asset Management, LLC

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

Gabelli Funds, LLC	Less	Monthly deductions
Gabelli Capital Asset Fund	•	Policy charge
Massachusetts Financial Services Company	•	Administration charge
MFS Growth Series	•	Guaranteed insurance amount charge
MFS Total Return Series	•	Charge for the cost of insurance

MFS Investors Trust Series

MFS Research Bond Series

MFS New Discovery Series

MFS Research Series

American Century Investment Management, Inc.

American Century VP Value Fund

American Century VP International Fund

Invesco Advisors, Inc.

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Utilities Fund

Invesco V.I. Core Equity Fund

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Index 500 Portfolio

Janus Capital Management LLC

Janus Aspen Enterprise Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Janus Portfolio

Janus Aspen Worldwide Portfolio

AllianceBernstein LP

AllianceBernstein VPS Growth & Income Portfolio

AllianceBernstein VPS Large Cap Growth Portfolio

AllianceBernstein VPS Global Thematic Growth Portfolio

AllianceBernstein VPS Value Portfolio

FIXED-RATE OPTION	LOAN COLLATERAL ACCOUNT

(plus interest credited)

(plus interest credited)

	Less	Transaction deductions •Surrender charge •Partial withdrawal charge
CASH SURRENDER VALUE		•Premium skip option deduction
	Less	Policy debt
NET CASH SURRENDER VALUE

[1]

This diagram excludes the unscheduled payment handling fee and transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	9

ABOUT THE PARK AVENUE LIFE POLICY

Issuing the policy

A Park Avenue Life insurance policy must have a face amount of at least $100,000.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000. To issue a policy:

•	the insured must be age 80 or under and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint owners must approve policy transactions or changes in writing, including assigning ownership of the policy to someone else. When a joint

10	PROSPECTUS	ABOUT THE PARK AVENUE LIFE POLICY

policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policyowner and the insured, a successor owner may not be named because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a “contingent” beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or “concurrent” beneficiary who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE PARK AVENUE LIFE POLICY	PROSPECTUS	11

BENEFITS AND POLICY VALUES

Death benefit

options

You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if the policy account value increases, then the net amount at risk decreases. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death, plus the amount by which the policy account value, as of the monthly date before the insured’s death, exceeds the benchmark value

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the date of the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option, if the policy account value exceeds the benchmark value.

Regardless of which option you choose, after the policy anniversary closest to the insured’s 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the proceeds of the death benefit under either option will be reduced by the amount of your withdrawal plus any applicable charges.

12	PROSPECTUS	BENEFITS AND POLICY VALUES

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the sum of your policy account value, plus any policy premium assessments you’ve paid covering the period beyond the policy month in which the insured died (if premiums are not being waived under a waiver of premium rider), divided by the net single premium per $1,000 for the insured’s attained age, sex and premium class. The net single premium will be adjusted to the date of the insured’s death. A table of net single premiums is included in your policy.

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy’s death benefit will be greater than its current face amount if the investments held in your policy performed sufficiently well in the last policy year. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, or you make a partial withdrawal from your policy, the variable insurance amount will be reduced. The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we approve the change, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

We will not approve a change from Option 1 to Option 2 if your policy premiums are being waived under a waiver of premium rider.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer policy account value or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the valuation date, we will sell the number of shares needed to cover the

BENEFITS AND POLICY VALUES	PROSPECTUS	13

Net cash surrender value

Net cash surrender value is the amount you would actually receive if you surrender your life insurance policy.

cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares and the daily deductions that are made to cover our mortality and expense risks. We calculate the unit value for each variable investment option at the end of each valuation date. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made, minus

•	any surrender, partial withdrawal or transfer charges; minus

•	any Premium Skip Option deductions.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you’ve paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

•	whether your death benefit has increased above the face amount, and if so by how much, if you’ve chosen Option 2

•	if you can skip a premium under the Premium Skip Option

14	PROSPECTUS	BENEFITS AND POLICY VALUES

•	if you can make a partial withdrawal, and

•	any change in your basic scheduled premium after the guaranteed premium period has ended.

Your policy’s benchmark value for each policy year is set out in your policy. To calculate your policy’s benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy. See Special terms used in this prospectus for complete description of benchmark value.

Tabular account value

This is the value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

PREMIUMS, DEDUCTIONS AND CHARGES

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured’s 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The minimum premium payment we will accept under an automatic payment plan is $25. If we are unable to obtain the premium payment from your bank account, we may automatically switch you to quarterly billing. GIAC may accept lower premium amounts in accordance with its current administrative procedures. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to us. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will not be credited to the policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

Basic scheduled premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year. The basic scheduled premium depends on your policy’s face amount, the insured’s age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. Your policy will show your basic scheduled premium.

During the guaranteed premium period, we will not increase your basic scheduled premium. But we will decrease your basic scheduled premium

16	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Guaranteed

premium period

Your basic scheduled premium will not increase during the guaranteed premium period.

if you reduce your policy’s face amount. The guaranteed premium period starts on the policy date and ends either on the policy anniversary closest to the insured’s 70th birthday, or on the tenth policy anniversary, whichever is later.

On the last policy review date before the guaranteed premium period ends, and on each subsequent policy review date, we review your policy. We will determine if your basic scheduled premium will change for the policy year after the end of the guaranteed premium period. We compare your policy account value on that policy review date with the benchmark value and the tabular account value on the same date, and make any necessary adjustments as described below.

If your policy account value is less than or equal to the tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the benchmark value, we will not increase your basic scheduled premium for the next policy year. If your policy account value falls somewhere between the tabular account value and the benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured’s 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to us.

Unscheduled payments during the first policy year

Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment. We have the right to deduct a handling fee of up to $2 from each unscheduled payment before deducting any other charges and crediting the balance to your policy. We do not currently charge a handling fee.

You may not make an unscheduled payment:

•	if your policy premiums are being waived under a waiver of premium rider,

•	while a policy value option is in effect (see Policy value options), or

•	on or after the policy anniversary closest to the insured’s 100th birthday.

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	17

Unscheduled payments during the first policy year

Insured’s age	Factor
0 to 35	17
36 to 40	16
41 to 45	15
46 to 50	14
51 to 55	13
56 to 60	12
61 to 65	11
66 to 70	10
71	9
72	8
73	7
74	6
75 to 80	5

Premium Skip

Option

After the first policy year, you may “skip” paying your annual policy premium, provided your policy meets certain requirements. (See accompanying text.) You do not have to make-up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.

In the first policy year, the maximum that you may contribute in unscheduled payments after the “free look” period (see Your right to cancel your policy) is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor in the accompanying chart, based on the insured’s age as of the policy date.

After the first policy anniversary, the maximum that you may contribute in unscheduled payments is the lesser of $200,000 or:

•	in policy years two through five, three times the annual basic scheduled premium payable in that year,

•	in policy years six through ten, two times the annual basic scheduled premium payable in that year,

•	in each year thereafter, the annual basic scheduled premium payable during the guaranteed premium period.

We will return the portion of any unscheduled payment that exceeds the maximum in place at the time of your payment.

Making unscheduled payments may cause your policy to be considered a modified endowment contract under the Internal Revenue Code. We cannot guarantee that your policy will never be considered a modified endowment contract, because a number of policy transactions you may make could cause your policy to be considered a modified endowment contract under the Internal Revenue Code. See Tax considerations.

Premium Skip Option

After the first policy year, you may “skip” paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. Your policy must meet all of the following requirements on the date that each premium is skipped:

•	your policy account value must exceed your policy’s benchmark value on that date by at least the amount of the annual policy premium

•	your net cash surrender value must equal or exceed your policy premium assessments for that policy year, and

•	your policy premiums are not being waived under a waiver of premium rider.

You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-441-6455 during normal business hours. We also provide these values, along with your policy’s benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium within your policy’s grace period. See Grace period. When you receive this notice you have three choices. You may:

•	choose to pay the annual premium due

18	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

•	choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our customer service office, or,

•	if eligible, pay your policy premium through the policy’s Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on your policy anniversary when your annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis (semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to 90.5% of any policy premium assessments. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

•	we receive your written instructions to cancel the option, or

•	we receive a payment from you that is credited to your account as a policy premium, or

•	we receive your written request to pay premiums periodically instead of annually, or

•	you no longer meet the requirements for exercising the Premium Skip Option because your policy’s net cash surrender value or policy account value is no longer sufficient, or

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	19

Borrowing to pay

premiums

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums.

•	you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.

You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been cancelled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

Automatic premium loan

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums. See Policy loans for how your policy’s loan value is calculated. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our customer service office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy’s loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.

If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy’s Automatic Premium Loan feature if we receive a written request from you to do so. Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

See Policy loans and Tax considerations for additional information on the treatment of policy loans.

Crediting payments

If we receive a payment within 31 days before or after a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:

•	first pay the policy premium,

•	then, repay any outstanding policy loans and accrued interest, and

•	finally, treat any remaining excess as an unscheduled payment.

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

We will use any other unidentified payments that we receive from you to:

•	pay any outstanding policy loans and accrued interest, and

•	then, credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the valuation date we receive it, so long as we receive it at our customer service office by the close of the business day, which is generally 4:00 p.m. New York time, and you have provided us with the necessary information to apply the premium payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your premium payment on the business day that we obtain the necessary information from you. There are two exceptions:

•

any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium held in GIAC’s general account and credited on the premium due date, and

•

any payments that we receive after your policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete.

Interest earned on the general account accrues to the benefit of GIAC.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.

How your premiums are allocated

When you pay your basic scheduled premium or make an unscheduled payment we deduct premium charges and invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers equal to or greater than 10, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone

Investing net

premiums

When you pay your basic scheduled premium or make an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options, although we reserve the right to change this number from time to time.

If you pay policy premiums or make unscheduled payments i) within 45 days of signing Part 1 of your application or ii) within 15 days of the date your policy was issued, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an “excess net premium” and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

You must pay annual policy premiums on your policy anniversary. You must pay periodic premiums on the monthly dates that we indicate for the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay, and when it is due.

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments. Your insurance coverage will continue in full, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary.

If we do not receive your payment before the end of the grace period and you have qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your premium will be paid accordingly. Otherwise, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value. In this event, we will pay you your policy’s net cash surrender value, and all insurance coverage will end. See Policy Value Options and Surrendering your policy.

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after your policy has lapsed. To reinstate your policy:

•	we must receive your request for reinstatement in writing at our customer service office

•	the insured must be alive on the date the reinstatement takes effect

•	you must show that the insured meets our insurance requirements

•	you must repay any outstanding policy debt with 8% interest. Interest will be compounded annually

•

you must pay us the greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders or for rating charges with 6% interest compounded annually.

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue Life Policy. These deductions and charges help defray certain costs associated with the policies:

•

the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may be higher than expected

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies

•

our sales and promotional expenses, commissions, and local, state and federal taxes, including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charges and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed, or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current

Reinstating your

policy

If your policy has lapsed, you may reinstate it up to five years after lapse, subject to certain conditions described in the text.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below.

Contact us for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

TRANSACTION FEES

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

DEDUCTIONS AND CHARGES AFFECTING POLICY PREMIUMS AND UNSCHEDULED PAYMENTS

Policy premium assessments

Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. Amounts deducted as policy premium assessments are not subject to the premium tax charge, Deferred Acquisition Cost tax or premium sales charge. See below. We deduct this amount from each policy premium, but not from unscheduled payments.

Modality Charges

The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

Premium tax charge

A premium tax charge of 2.5% is deducted from each basic scheduled premium and any unscheduled payments you make to cover premium taxes imposed by the states and jurisdictions where the policy is sold. The charge of 2.5% is charged on all policies regardless of the premium taxes actually charged by the jurisdiction in which you live. Premium taxes vary by jurisdiction and currently range up to 5%. We impose a charge of 2.5% regardless of the premium tax rate in effect in any jurisdiction. Thus the

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

premium tax charge deducted from your policy may exceed the tax your jurisdiction would have imposed. We reserve the right to increase this charge if the premium tax that we pay increases. This charge may not be claimed as a tax deduction because the premium taxes are incurred by GIAC.

Deferred Acquisition Cost (DAC) tax charge

This 1% charge is deducted from each basic scheduled premium and any unscheduled payments you make. We believe the charge is reasonable in relation to the increased federal income tax burden under Section 848 of the Internal Revenue Code from our receipt of policy premiums and unscheduled payments. We reserve the right to increase this charge to reflect any changes in our federal income tax burden. See GIAC’s taxes. Like the premium tax charge, DAC tax charges are not tax deductible.

Premium sales charge

A charge of 6% is deducted from each basic scheduled premium and any unscheduled payments you make, after the deduction of any handling fees. Except on policies issued for those insured at ages 78, 79 or 80, this charge will fall to 3% after you have paid an amount equaling 12 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. Policy premium assessments are not counted towards this total. For policies issued at age 78, this charge will fall to 3% after you have paid an amount equaling 11 annual basic scheduled premiums in basic scheduled premiums and unscheduled payments. For policies issued at ages 79 and 80, the reduction will take effect after you have paid an amount equaling 10 annual basic scheduled premiums.

This charge covers sales and promotional expenses, such as commissions, advertising, and the cost of preparing sales literature and prospectuses. We may also use some of the proceeds from other charges to cover these costs. See Deductions from the Separate Account and Transaction deductions from the policy account value.

Surrender charges

During the first 12 years of your policy, you pay a surrender charge if you:

•	surrender your policy

•	reduce the face amount either by asking us to reduce it or through a partial withdrawal

•	let your policy lapse.

The amount of your surrender charges depends on the policy year in which the event occurs. They consist of a deferred administrative charge and a deferred sales charge. The deferred administrative charge covers costs which are not recovered through monthly policy and administration charges, such as the costs of processing applications, conducting medical examinations, determining insurability and establishing records. The charge is $4.80 per $1000 of your policy’s face amount, declining to zero after the 12th policy year for insureds between ages 35 and 80 when the policy is issued. This charge is generally lower for those under age 35 when the policy begins.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Policy year
1	36%
2	33%
3	30%
4	27%
5	24%
6	21%
7	18%
8	15%
9	12%
10	9%
11	6%
12	3%
13+	0

The deferred sales charge covers costs which are not recovered through the premium sales charge, such as the expenses related to the sale of Park Avenue Life policies. For policies where the insured is 78 or younger, the deferred sales charge is the lesser of:

•

36% of the annual basic scheduled premium payable in the first policy year, minus the sum of 3% of all basic scheduled premiums and unscheduled payments made up to the date that the deferred sales charge is incurred, plus any sales charges deducted for earlier reductions in your policy’s face amount, or

•	the percentage of the annual basic scheduled premium, as outlined in the chart below, for the policy year in which the charge is applied:

For policies where the insured is 78, 79 or 80 at issue, the deferred sales charge is calculated in a similar way, but declines to zero after 11 years for age 78 and 10 years for ages 79 and 80, because the initial percentage used in the calculations is 33% for age 78 and 30% for ages 79 and 80.

We prorate the surrender charges in connection with a face amount decrease by multiplying the surrender charges by the following fraction to reduce the charges payable:

amount of decrease
face amount just before decrease

We deduct the adjusted surrender charge from the unloaned policy account value, which is your policy account value minus any policy debt. After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Together, the premium sales charge and the deferred sales charge form Park Avenue Life’s total sales load. The SEC imposes limits on the total sales load that can be collected in the first two years of a policy if the policy lapses or is surrendered. Accordingly, the maximum sales load that you will pay during the first two policy years is:

•	30% of payments made in the first year that do not exceed one annual basic scheduled premium, plus

•	10% of payments made during the second policy year that do not exceed one annual basic scheduled premium, plus

•	9% of all unscheduled payments made in the first two policy years.

The total sales charge that you pay over the life of your policy will not exceed 9% of the total basic scheduled premiums payable over the shorter of 20 years or the insured’s anticipated life expectancy. Because you can pay more than your policy’s basic scheduled premiums by making unscheduled payments, the period of time in which the maximum sales load is reached may be shorter than outlined above.

Partial withdrawal charge

If you make a partial withdrawal, we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

surrender charges that may apply because the partial withdrawal reduces the face amount. We will deduct this charge, as well as the amount of your withdrawal, proportionately from your unloaned policy account value. This charge is to recover our processing costs.

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct 90.5% of the amount needed to cover any policy premium assessments from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

•	we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (see How your premiums are allocated)

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Handling fee

We have the right to charge you a maximum handling fee of $2 for each unscheduled payment you make toward your policy. We deduct this fee from your payment before the premium charges are calculated, and use it to cover the costs of processing your payment. We do not currently charge this fee.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured’s 100th birthday.

A combination of partial withdrawals, unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will

Monthly

deductions

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your investments in the fixed rate and variable investment options.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero and all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy’s negative balance until your policy account value exceeds zero.

Policy and administration charges

For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $8 per month.

For the first 12 years of your policy the monthly administration charge is based on the insured’s age when the policy started, and is a set rate of no more than $0.04 for every $1,000 of your policy’s face amount. This rate applies to policies issued to insureds between the ages of 35 to 80 years. Charges are lower if the insured person is younger than 35 when the policy takes effect. After the 12th year, the administration charge is $0.015 per $1,000 of your policy’s face amount. You will find the actual dollar amount of this charge in your policy.

These charges compensate us for underwriting, issuing and maintaining your policy. We do not expect to generate a profit from these charges.

Guaranteed Insurance Amount charge

This is a monthly charge of $0.01 per $1,000 of your policy’s face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.

Cost of insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies. The cost of insurance rates for non-smokers are lower than the rates for smokers at most attained ages. The cost of insurance rate generally increases as the insured ages. Our current cost of insurance rates are lower than the guaranteed maximum.

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account.

We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

OTHER CHARGES

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 8%, payable in arrears. Interest is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to your policy debt.

Deductions from the Separate Account

Mortality and expense risk charge

We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%. It covers the risk that those insured under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated. If the amount we collect is higher than our expenses, we may generate a profit on this charge. We may use any profit to cover the cost of selling Park Avenue Life policies.

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and deductions tables of this prospectus and described in more detail in each fund’s prospectus.

Redemption Fees

We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums and policy account value are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 38 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on November 18, 1993 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account. GIAC is obligated to pay all amounts promised to policyowners under the Policies.

Each mutual fund is briefly described below. Complete information can be found in the fund prospectuses. You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the Funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds. You should read these prospectuses carefully and keep them for future reference. The AIM, AllianceBernstein, Fidelity, Gabelli, Janus, MFS, American Century and Value Line funds are not affiliated with GIAC.

You may request copies of the prospectuses from your registered representative or by calling 1-800-441-6455.

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
RS Large Cap Alpha VIP Series	Long-term capital appreciation	Normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be large-cap companies, those within the range of the Russell 1000 Index.	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111
RS S&P 500 Index VIP Series	To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”)	Normally invests at least 95% of its net assets in common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Low Duration Bond VIP Series	A high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Partners VIP Series	Long-term growth.	Principally, equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index that the investment team believes possess improving returns on investment capital.	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111
RS Investment Quality Bond VIP Series	To secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage backed and asset-backed securities, and obligations of the U.S. government and its agencies	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS Money Market VIP Series	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated high-quality, short-term instruments	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, New York 10004
RS International Growth VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities issued by foreign companies; does not usually focus its investments in a particular industry or country	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Emerging Markets VIP Series	Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income.	Common stocks and convertible securities of emerging market companies whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111	Guardian Baillie Gifford Limited (Sub-adviser) Baillie Gifford Overseas Limited (Sub-sub-adviser) Calton Square, 1 Greenside Row Edinburgh, EH1 3AN Scotland
RS Small Cap Growth Equity VIP Series	Long-term capital appreciation	Common stocks of companies with small market capitalization which the investment team defines as those with market capitalizations of $3 billion or below at the time of initial purchase.	RS Investment Management Co. LLC (Adviser) (RS Investment Management) 388 Market Street San Francisco, California 94111

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
Invesco V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital	Common stocks	Invesco Advisers, Inc. (Invesco) 11 Greenway Plaza — Suite 100 Houston, Texas 77046-1173
Invesco V.I. Core Equity Fund (Series I)	Long-term growth of capital	The Fund invests, under normal circumstances, at least 80% of assets (plus borrowings for investment purposes) in equity securities.	Invesco Advisers, Inc. (Invesco) 11 Greenway Plaza — Suite 100 Houston, Texas 77046-1173
Invesco V.I. Utilities Fund (Series I)	Long-term growth of capital and secondarily, current income	Equity securities of issuers engaged primarily in utilities-related industries	Invesco Advisers, Inc. (Invesco) 11 Greenway Plaza — Suite 100 Houston, Texas 77046-1173
AllianceBernstein VPS Global Thematic Growth Portfolio (Class B)	Long-term growth of capital	Securities in a global universe of companies in multiple industries that may benefit from long-term trends. The portfolio’s investments will not be restricted to any particular sector or industry	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Growth and Income Portfolio (Class B)	Long-term growth of capital	Equity securities of companies that the Advisor believes are undervalued	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S companies that are judged likely to achieve superior earnings growth	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein VPS Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued.	AllianceBernstein, L.P. (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
American Century VP International Fund (Class 1 Shares)	Capital growth	International common stocks with potential for appreciation	American Century Global Investment Management, Inc. (American Century) 633 3rd Avenue, 23rd Floor New York, New York 10017
American Century VP Value Fund (Class 1 Shares)	Long-term capital growth with income as a secondary objective	The fund will usually purchase stocks of companies of all sizes that they believe are undervalued at the time of purchase. Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies.	American Century Investment Management, Inc. (American Century) 4500 Main Street Kansas City, Missouri 64111

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
Fidelity VIP Contrafund® Portfolio (Initial)	Long-term capital appreciation	Normally invests primarily in common stocks. Invests in securities of companies whose value Fidelity Management & Research Company (FMR) believes is not fully recognized by the public. Invests in domestic and foreign issuers. Allocates the fund’s assets across different market sectors, using different Fidelity managers. Invests in either “growth” stocks or “value” stocks or both.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Equity-Income Portfolio (Initial)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Normally invests at least 80% of assets in equity securities. Normally invests primarily in income-producing equity securities, which tends to lead to investments in large cap “value” stocks. Potentially invests in other types of equity securities and debt securities, including lower-quality debt securities. Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Growth Opportunities Portfolio (Initial)	Capital growth	Normally invests primarily in common stocks. Invests in companies that Fidelity Management & Research Company (FMR) believes have above-average growth potential (stocks of these companies are often called “growth” stocks). Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP High Income Portfolio (Initial)	High level of current income while also considering growth of capital	Normally invests primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. Potentially invests in non-income producing securities, including defaulted securities and common stocks. Invests in companies in troubled or uncertain financial condition. Invests in domestic and foreign issuers.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109
Fidelity VIP Index 500 Portfolio (Initial)	Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500®.	Normally investing at least 80% of assets in common stocks included in the S&P 500. Lends securities to earn income for the fund.	Fidelity Management & Research Company and its affiliates (Fidelity) 82 Devonshire Street Boston, Massachusetts 02109	Geode One Post Office Square Boston, Massachusetts 02109

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
Gabelli Capital Asset Fund	Growth of capital; current income as secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller, emerging growth companies.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Janus Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Enterprise Portfolio (Institutional Shares)	Seeks long-term growth of capital	The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index. Market capitalization is a commonly used measure of the size and value of a company.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805
Janus Aspen Worldwide Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. The Portfolio may also invest in U.S. and foreign debt securities.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4805

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
MFS Growth Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Investors Trust Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS New Discovery Series (Initial Class)	Seeks capital appreciation	Invests in stocks of companies MFS believes to have above average earnings growth potential compared to other companies (growth companies). Generally focuses on companies with small capitalizations, but may invest in companies of any size	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Research Bond Series (Initial Class)	Seeks total return with an emphasis on current income, but also considering capital appreciation	Invests at least 80% of its net assets in debt instruments such as U.S. and foreign corporate bonds, U.S. and foreign government securities and mortgage-backed and asset-backed securities. Invests primarily in investment grade debt instruments, but may also invest in lower quality debt instruments. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by sectors of the debt market.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Research Series (Initial Class)	Seeks capital appreciation	Invests primarily in equity securities. Generally focuses on companies with large capitalizations, but may invest in companies of any size. A team of investment research analysts selects investments for the fund. MFS allocates the fund’s assets to analysts by broad market sectors.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
MFS Total Return Series (Initial Class)	Seeks total return	The fund invests in a combination of equity securities and debt instruments.. The fund normally invests between 40% and 75% of its assets in equity securities and at least 25% of its assets in fixed-income senior securities.	Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, Massachusetts 02116
Value Line Centurion Fund	Long-term growth of capital	U.S common stocks with selections based on the Value Line Timeliness™ Ranking System	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Funds	Investment objectives	Typical investments	Investment Advisor and Principal Business Address	Subadvisor
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks, bonds and money market instruments	EULAV Asset Management, LLC (EULAV) 220 East 42nd Street New York, New York 10017

Some of these funds may not be available in your state.

Some investment advisers (or their affiliates) may compensate GIAC or the Policies’ principal underwriter, our affiliate, Guardian Investor Services LLC (“GIS”), for administration, distribution or other services provided with respect to the funds and their availability through the Policy with revenue sharing payments and/or Rule 12b-1 fees. The availability of these types of arrangements may create an incentive for us to seek and offer funds (and classes of shares of such funds) that offer these arrangements. Other funds (or available classes of shares) may have lower fees which could lead to better overall investment performance.

As of December 31, 2009 we have entered into arrangements to receive revenue sharing payments and/or Rule 12b-1 fees from each of the following fund complexes (or affiliated entities): RS Investment Management, MFS, American Century, Invesco, Fidelity, Gabelli, AllianceBernstein, Janus and EULAV.

Not all fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed .40% and .25%, respectively, in 2009. We will endeavor to update this information annually; however, interim arrangements may not be reflected.

We may also benefit, indirectly, from assets invested in the RS Variable Products Trust because our affiliates receive compensation from the underlying mutual funds for investment advisory services. Thus, our affiliates receive more revenue with respect to these underlying mutual funds than unaffiliated underlying mutual funds.

We took into consideration the anticipated payments from the underlying mutual funds when we determined the charges imposed under the Policies (apart from fees and expenses imposed by the underlying mutual funds). Without these payments, we would have imposed higher charges under the Policy.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

Addition, Deletion or Substitution of Funds

We do not guarantee that each fund will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new funds or share classes, close existing funds or share classes, or substitute fund shares that are held by any investment division of the Separate Account for shares of a different mutual fund. New or substitute mutual funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a division of the Separate Account without notice to you and prior approval of the SEC, to the extent

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

Fixed-rate option

The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

required by the 1940 Act or other applicable law. We may also decide to purchase for the Separate Account securities from other mutual funds. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which this Policy belongs.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions or withdrawals or transfers from the fixed-rate option, including applicable charges

You earn interest at a guaranteed rate, from the date of transfer or allocation until your next policy anniversary, at which time the interest rate for the total amount you have invested in the fixed-rate option is set for the coming year. Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. We will tell you of any changes in the current interest rate for the fixed-rate option as they occur. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

SPECIAL FEATURES OF YOUR POLICY

POLICY LOANS

After the first year of your policy and while the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	90% of the cash surrender value of your policy on the date we receive your written request, minus

•	the amount of any outstanding policy debt.

You may not take a policy loan during the first year of your policy or if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.

Except for Automatic Premium Loans, the minimum loan amount is $500. However, if your policy’s loan value is less than $500, we will not process a loan for less than the full amount of your policy’s loan value. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.

We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our loan collateral account.

When taking out a policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our loan collateral account are no longer affected by the investment experience, positive or negative, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•

if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy’s Automatic Premium Loan feature. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our loan collateral account, and add that interest to your policy debt.

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

Interest on

policy loans

We charge interest at an annual rate of 8% on all outstanding policy debt.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	39

This is called capitalization of loan interest. The maximum amount of loan interest that can be capitalized is 100% of the net cash surrender value.

Amounts in the loan collateral account will earn interest at a minimum annual rate of 6%. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the loan collateral account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the loan collateral account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium tax, DAC tax or premium sales charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive:

•	the amount by which your policy debt exceeds the cash surrender value on the monthly date in question, plus

•	10% of the cash surrender value on that monthly date.

If the insured dies before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

40	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

DECREASING THE FACE AMOUNT

After the first policy year, you may request a reduction in your policy’s face amount. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	the insured is alive when we receive your request

•	the reduction is at least $10,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

•	the new face amount is not lower than our minimum face amount, currently $100,000, unless the reduction is caused by a partial withdrawal.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws.

A reduction in face amount can only take effect on a monthly date. This means that we will reduce your face amount on the monthly date next following the date we approve your request. If you reduce the face amount in the first 12 years of your policy, we will deduct a surrender charge from your policy account value, as described in Transaction fees. A partial withdrawal may also result in a reduction in your policy’s face amount.

You cannot increase the face amount of your Park Avenue Life policy.

PARTIAL WITHDRAWALS

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum net partial withdrawal is $500.

If we approve your request, it will be effective as of the valuation date we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. We will not approve or process a partial withdrawal if, after all related charges:

•	your cash surrender value would be less than the benchmark value as of the date of your withdrawal, and

•	your policy would have no net cash surrender value.

We will tell you if these conditions apply.

For each partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply. This covers our administrative costs.

Decreasing the

face amount

After the first policy year, you may request a reduction in your policy’s face amount.

Partial

withdrawals

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. The minimum net partial withdrawal is $500.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	41

Surrendering

your policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

We will deduct the amount of your withdrawal and any charges as follows:

•	proportionately from the variable investment options in which your policy is invested

•	if these amounts are insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

In addition to reducing your net cash surrender value, partial withdrawals reduce the amount of your policy’s death benefit on a dollar-for-dollar basis, as follows:

•	under Option 1, each partial withdrawal will typically cause an immediate equal reduction in the face amount

•	under Option 2, the reduction in your death benefit will generally be the same as the reduction in your policy’s net cash surrender value.

The tax consequences of making partial withdrawals are discussed under Tax considerations.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy’s net cash surrender value as of the valuation date we receive your written request, which must include your policy, or an acceptable affidavit confirming that you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Collateral Account, minus

•	any surrender charge, minus

•	any outstanding policy debt, plus

•	any policy premium assessments that you have paid beyond the next monthly date.

42	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

EXAMPLE

Surrender in policy year 5

Male insured, Age 35

Preferred Premium Class, Nonsmoker

Face Amount, $250,000

Annual Policy Premium, $2,225

Assuming, 6% hypothetical gross return: (4.56% net return)*

Policy Account Value	$8,397.00

Deferred Administrative Charge	(800.00)

Deferred Sales Charge	(467.00)

Policy Debt	0

Pre-paid Policy Premium Assessments	0

Net Cash Surrender Value	$7,130.00

*	The net return reflects a daily charge assessed against the separate account for mortality and expense risks equivalent to an annual current charge of 0.60% and the deduction of ..85%, the arithmetic average of the investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2009, before giving effect to any applicable expense reimbursements and fee waivers. Please note that a decline in a mutual fund’s average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized herein, resulting in a lower net return.

The deferred administrative charge and deferred sales charge are surrender charges, which gradually decline to zero by the end of the 12th policy year. See Deductions and charges. All insurance coverage will end on the valuation date we calculate your policy’s net cash surrender value. For a discussion of the federal tax consequences of surrendering your policy, see Federal tax considerations.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the valuation date on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

If we receive your written or telephonic transfer request on a business day, before the close of business, you will receive that day’s unit values. Telephone transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a personal security code for the policy, and will accept the instructions of anyone

Transfers

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	43

who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN, you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premiums and policy account value may not be invested or allocated to more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. You may request transfer of a percentage of a variable investment option or a dollar amount. If expressed as a percentage, the percentage must be a whole number. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon

44	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

Information

Sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	45

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should be aware that, as required by SEC regulation, we have entered into written agreements with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund. In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a fund if the fund identifies you as violating the frequent trading policies established for the fund. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the

46	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the valuation date we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

Dollar cost

averaging

Under this option, you transfer the same dollar amount from RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	47

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, plus

•	interest earned on the proceeds, as outlined in your policy, from the date of death to the date the proceeds are paid or applied under a payment option, minus

•	any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured’s death.

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect,

•

the insured commits suicide within two years of either the policy’s issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect, or

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated as of the end of the valuation period during which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted,

48	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest in accordance with state law requirements. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option, and Certain restrictions on payments under the policy.

POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

•	request payment of your net cash surrender value, in which case your insurance coverage will end, or

•	reinstate your policy, by following the required conditions (see Reinstatement).

If you choose to continue coverage under a policy value option, you have three choices: fixed benefit extended term insurance (Option A), fixed reduced paid up insurance (Option B), and variable reduced paid up insurance (Option C). Each option has certain restrictions and offers a different level of coverage. For more information about the policy options available under the policy, contact your agent or us for details.

Surrendering a policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

•	for Option A the cash value is the then present value of insurance currently provided

•	for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

•	for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account.

Any additional benefit riders attached to this policy are disregarded in computing the values of these options unless otherwise stated in the rider.

Policy value

options

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. If you choose to continue coverage under a policy value option, you have three choices, as described in the accompanying text.

Surrendering a

policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	49

Exchanging a policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy, issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

EXCHANGE TO FIXED-BENEFIT INSURANCE

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy then being issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements until the later of the insured’s attained age 70 or the second policy anniversary. Under the new policy, your policy value will be held in the issuer’s general account. Your face amount will be the same as under your Park Avenue Life policy on the date you make the exchange; no partial exchanges are permitted. The insured’s age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange, however, you must repay any outstanding policy debt on your Park Avenue Life policy.

Depending on the amount being applied to the new policy, there may be a cost or a credit to be paid. The amount being applied to the new policy is calculated as the greater of:

• (a)	the cumulative premiums for your new policy with interest at 6% minus the cumulative policy premiums for your Park Avenue Life policy with interest at 6%, or

• (b)	the guaranteed cash value of the new policy, minus the cash surrender value of your Park Avenue Life policy on the exchange date.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.

If the greater of these two amounts is less than zero, the issuer of the new policy will pay you an exchange credit. If it is greater than zero, you will have to pay the issuer of your new policy the exchange cost.

The new policy will be issued and effective either on the date we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost owing is received by the issuer of your new policy, whichever is later.

If you have waiver of premium or accidental death benefit riders attached to your Park Avenue Life policy, these can also be transferred to your new policy. Other rider benefits are available only with the consent of the issuer of your new policy.

You should consult with legal and tax advisers before exchanging your policy.

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. These include payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is

50	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options up to one year after the insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option the proceeds of your policy must be paid to a “natural person”. Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.

For more information about payment options available under the policy, see the Statement of Additional Information or contact our customer service office.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	51

FEDERAL TAX CONSIDERATIONS

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

THIS DISCUSSION of federal tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of the federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our standard insurance requirements. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

52	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping transfer taxes. The tax consequences of continuing a policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal or any decrease in face amount, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “investment” in the policy – which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the policy to continue to qualify as a life insurance

Treatment of

policy proceeds

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	53

contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your investment in the policy has not been recovered. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your investment in the Policy is reduced by any amount withdrawn that is not taxed.

•

if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your investment in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible.

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

•

all distributions other than death benefits including partial withdrawals and surrenders, as well as amounts received from us or from other parties through policy assignments and policy loans will be treated first as distributions of gain taxable as ordinary income; and as a tax free recovery of your investment in the Policy only after all the gain in the contract has been distributed

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured

54	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

(a change of the insured under a policy is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life Policy, please consult a legal or tax adviser.

ESTATE AND GENERATION-SKIPPING

TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	55

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2009, the maximum estate tax rate was 45% and the estate tax exemption was $3,500,000.

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances. If you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should first consult a tax advisor regarding your specific circumstances.

Non-individual owners and business beneficiaries of policies – If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Employer-owned life insurance contracts – Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life

56	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

ALTERNATIVE MINIMUM TAX

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax. Corporate policyowners should consult their own tax advisers as to whether they are subject to the alternative minimum tax, and, if so, what impact ownership of the Policy will have on their alternative minimum tax liability.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We currently charge a 1% federal tax charge on all basic scheduled premiums and any unscheduled payments you make. This covers our increased corporate income tax burden under Section 848 of the Internal Revenue Code, which requires all life insurance companies to amortize certain expenses over a 10-year period. See Deductions from policy premiums and unscheduled payments.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible tax law

changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	57

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life insurance purchases by residents of Puerto Rico – The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life insurance purchases by nonresident aliens and foreign corporations – The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

58	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contractowners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	59

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy’s death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.

Suicide exclusion

If the insured commits suicide within two years of the policy’s issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

•	the policy premiums paid, plus

•	any unscheduled payments made, minus

•	any policy debt, minus

•	any partial withdrawals and any related charges.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policy-owners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

•	de-registering the Separate Account under the 1940 Act

•

transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

•

substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

60	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close sub-accounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

We also reserve the right to take actions that might be required by applicable laws designed to counter terrorism and prevent money laundering. In certain circumstances these laws might require us to reject a premium payment and/or block or “freeze” your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We may also be required to provide additional information about you or your policy to government regulators.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days of receiving your policy, or

•	45 days of signing Part 1 of your completed policy application

•	10 days after the postmarked date on any Notice of Withdrawal Right that we mail you.

Longer “free look” periods may apply in some states. Policies issued in these states will include the applicable “free look” period. If a cancellation notice is sent by mail, it will be effective on the date of the postmark.

Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	61

OTHER INFORMATION

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. The Park Avenue Life policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker-dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly-owned subsidiary of GIAC.

We pay commissions for the sale of the policies. GIAC agents receive a maximum sales commission of:

•	50% of the policy premium paid for the first policy year, then

•	5% of the policy premiums paid for policy years two through ten, and

•	2% of the policy premiums paid for policy years thereafter.

In addition, GIAC pays a commission of no more than:

•	3.5% of each unscheduled payment in the first ten policy years, and

•	2% of any unscheduled payments thereafter.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Supplemental benefits and riders

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements.

We currently offer the following riders under the policy:

•	Adjustable Renewable Term rider

•	Waiver of Premium rider

•	Guaranteed Purchase Option

•	Accidental Death Benefit rider

•	Simplified Insurability Option rider.

62	PROSPECTUS	OTHER INFORMATION

The benefits provided by each of these riders are summarized in Appendix B to this prospectus. These riders may not be available in all states.

Reinsurance arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine, we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy

OTHER INFORMATION	PROSPECTUS	63

administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your policy to government agencies and departments.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives or us (at our toll-free telephone number) to provide an illustration, without charge, based upon your specific situation. Personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and

64	PROSPECTUS	OTHER INFORMATION

waivers incurred during 2009. Please note that a decline in a mutual fund’s average net assets during the current fiscal year as a result of market volatility or other factors could cause the expense ratios for a fund’s current fiscal year to be higher than the expense information utilized in the illustration.

LEGAL PROCEEDINGS

Currently, there are no legal proceedings that are likely to have a material adverse effect on the Separate Account, the ability of GIS to perform under its agreement to serve as principal underwriter of the Policies, or on GIAC’s ability to meet its obligations under the Policies.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

OTHER INFORMATION	PROSPECTUS	65

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Age

The insured’s age on his or her birthday closest to the date the policy takes effect.

Attained age

The insured’s current age plus the number of policy years completed since the policy date.

Basic Policy

The policy without any additional riders.

Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

•	the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

•	the policy had a face amount of $250,000 and premiums were paid annually

•	we charged the current cost of insurance charges, and

•	the policy account value earned an annual gross return of 6.59% throughout the guaranteed premium period.

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value plus the product of 0.955 and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for the current face amount, and 2) the amount that would cause your policy account value to at least equal your policy’s face amount on the policy anniversary nearest the insured’s 100th birthday, assuming that:

•	the policyowner paid basic scheduled premiums for the current face amount until the policy anniversary nearest the insured’s 100th birthday

66	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	the policy had a face amount of $100,000 and premiums were paid monthly
•	the policyowner paid all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

•	we charged the current cost of insurance charges and the maximum rate of any other charges and deductions, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries. This is the interpolated benchmark value.

Business day

A day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time, or, if earlier, the close of the New York Stock Exchange.

Customer service office

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002-6125, 1-800-441-6455

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured’s 100th birthday, as long as:

•	you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

•	you don’t make any partial withdrawals, and

•	you don’t have any policy debt outstanding.

The Guaranteed Insurance amount is set out in your policy. The minimum for a policy is currently $100,000.

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured’s 70th birthday or the 10th policy anniversary.

Internal Revenue Code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC’s customer service office.

APPENDICES	PROSPECTUS	67

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Loan collateral account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan collateral account is equal to the loan.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the policy’s death benefit.

Net premium

The amount that remains from your premium payment or unscheduled payments after we deduct premium charges.

Policy account value

The sum of the values attributable to a policy which is allocated to the variable investment options, the fixed-rate option and the loan collateral account.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

Policy review date

The monthly date before your policy anniversary.

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. The tabular account value is equal to the policy account value that would result assuming that:

•	the policy had a face amount of $100,000

•	premiums were paid monthly

•	the policyowner paid the basic scheduled premium during the guaranteed premium period and the maximum basic scheduled premium thereafter

68	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	we charged the guaranteed charges beginning on the policy date, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries. This is the interpolated tabular account value.

Valuation date

Any date on which the New York Stock Exchange is open for trading and GIAC is open for business. Valuations for any date other than a valuation date will be made on the next valuation date.

Valuation period

The period between two successive valuation dates, beginning after 4 p.m. New York time, or the close of the New York Stock Exchange if earlier, on one valuation date, and ending at 4 p.m. New York time, or the close of the New York Stock Exchange if earlier, on the next valuation date.

APPENDICES	PROSPECTUS	69

APPENDIX B

ADDITIONAL BENEFITS BY RIDER

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here. These riders are available only at the time of issuance of the policy.

Waiver of Premium — This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

Accidental Death Benefit — This rider provides additional insurance coverage if the insured’s death results from accidental bodily injury.

Guaranteed Purchase Option — This rider provides the policyowner the right to purchase additional insurance policies on the insured’s life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the “Option Dates”) or within specified time periods of qualifying life events (“Alternate Option Dates”) provided (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

Simplified Insurability Option — This rider allows the policyowner to purchase additional policies on certain policy anniversaries (“Option Dates”) provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and (iii) policy premiums are not being waived under a waiver of premium rider.

Adjustable Renewable Term (ART) Insurance — This rider provides term insurance for one year periods. By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy’s coverage is reduced during the first 12 policy years. See Decreasing the Face Amount and Deductions and Charges.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

70	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

PERFORMANCE INFORMATION

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

SAI–CONTENTS	PROSPECTUS	71

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations, available free of charge.

Investment Company Act File No. 811-08736

72	PROSPECTUS	BACK COVER PAGE

PARK AVENUE LIFE

Issued Through The Guardian Separate Account K of The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2010

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account K (marketed under the name “Park Avenue Life”) dated May 1, 2010.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002-6125

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Pub3762        (5/09)

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ABOUT GIAC

Your Park Avenue Life policy is issued, through its Separate Account K (Separate Account or Separate Account K), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2009, our total assets (GAAP basis) exceeded $9.5 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2009, Guardian Life had total assets (GAAP basis) in excess of $47.7 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004-2616.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account K was established by GIAC’s Board of Directors on November 18, 1993 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Issuing the Policy

If you already own certain fixed-benefit life insurance policies issued by us or by Guardian Life, you may be able to buy a Park Avenue Life policy without having to meet our insurance requirements again. You can do this by exchanging your current policy for a Park Avenue Life policy or if your fixed-benefit policy contains a rider to permit you to purchase a Park Avenue Life policy. You may also be able to convert to a Park Avenue Life policy if your existing policy contains appropriate riders. In this case you may have to meet minimal insurance requirements.

If you have a convertible term policy, or a whole life policy with a convertible term rider, you may receive a credit of up to one basic scheduled premium if you convert it to a Park Avenue Life policy.

Changing Your Death Benefit Option

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy’s benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

Net Investment Factor

We calculate the unit value of each variable investment option on each business day by multiplying the option’s immediately preceding unit value by the net investment factor for the valuation period. We calculate the net investment factor as follows on each valuation period:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current valuation date, plus

•	the amount per share of any dividends or capital gains distributed by the fund on that valuation date, divided by

•	the net asset value of one share of the same mutual fund for the immediately preceding valuation period, minus

•	the total daily charges we deduct from the Separate Account to cover mortality and expense risks, which will not exceed .00002477% per day or 0.90% annually, and any federal, state or local taxes.

Currently, we do not make daily deductions from the Separate Account to cover income taxes.

The prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

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Decreasing the Face Amount

A partial withdrawal may also result in a reduction in your policy’s face amount. See Partial Withdrawals.

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount

•

under Option 2, a partial withdrawal will not reduce your policy’s face amount so long as your policy account value is higher than the current benchmark value. However, the amount of your death benefit will decline with each partial withdrawal.

When you reduce your policy’s face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

•	your basic scheduled premium

•	your policy’s benchmark values

•	surrender charges

•	policy account value

•	your monthly deductions

•	the variable insurance amount, and

•	any additional rider coverage (if the resulting death benefit for a rider is less than the minimum issue amount, we will terminate the rider).

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In those cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws. See Federal tax considerations.

You cannot increase the face amount of your Park Avenue Life policy.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in and it must remain in effect for at least 12 months. Amounts will be transferred automatically on each monthly date from RS Money Market VIP Series into the variable investment option or options you have chosen.

Before the program can begin, you must submit an authorization form. Your policy account value in RS Money Market VIP Series also must equal your monthly transfer amount multiplied by the number of months you have chosen (for example, $100 per month x 12 months = $1,200). We will tell you if you have not met this requirement, and will not begin the program until you have. You can extend the dollar cost averaging program beyond the initial number of months chosen by adding to your policy account value in RS Money Market VIP Series.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends,

•

your policy account value in RS Money Market VIP Series is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you have in the variable investment option invested in RS Money Market VIP Series proportionately among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series,

•	you tell us in writing to end the program, and we receive this notice at least three valuation dates before the next scheduled transfer, or

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•	your policy lapses or you surrender it, or

•	a policy value option takes effect.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three valuation dates before your policy’s next monthly date.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

Policy value options

Policy Value Option A  (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, if we have imposed temporary rating charges. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.

Policy Value Option B  (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. If this option is used, the net cash surrender value of your policy is transferred irrevocably to the fixed-rate option. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge from the fixed-rate option when Option B is in force.

Policy Value Option C  (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options.

The initial death benefit is the coverage you could have bought for the policy’s cash surrender value for the attained age, sex and premium class of the insured.

To qualify for Option C, the insured under your policy must have been in a standard or better premium class when the policy was issued, the policy must have been in force for at least one policy year, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.

Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge, any loan interest charges, and any transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed-rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy’s rules regarding policy loans.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%. We will calculate any additional interest that is to be paid annually, and add it to our monthly interest payment.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year. We will make annual payments of any additional interest that we owe you.

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Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the minimum payments will include interest at 3% per year. We will make annual payments of any additional interest that we owe you.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Under this

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agreement we paid through GIS for the sale of products issued by the Separate Account a total of $674,793 in 2007 and $447,634 in 2008 and $266,733 in 2009. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004-2616.

GIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue Life policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with EULAV under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with RS Investment Management, MFS, Invesco, American Century, Davis, Fidelity, Janus, Gabelli, EULAV and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We

B-6

may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and premium class. We will increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	an increase in state or local premium taxes

•	lower earnings in our general account

Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit Option 1, paying policy premiums and making unscheduled payments may reduce your policy’s net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit Option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, in which case they will not affect your policy’s net amount at risk.

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ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue Life policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

Advertising Practices

In our advertisements and sales materials for Park Avenue Life policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

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These ratings relate only to GIAC’s ability to meet its obligations under the policy’s fixed-rate option and to pay death benefits provided under the policy, not to the performance or safety of the variable investment options.

From time to time, advertisements or sales literature for the Policy may quote historical performance data of one or more of the underlying funds, and may include Cash Surrender Values and death benefit figures computed using the same methodology as is used in illustrations, but with historical average annual total returns of the underlying funds for which performance data is shown in the advertisement or sales literature replacing the hypothetical rates of return shown in the illustrations. This information may be shown in the form of graphs, charts, tables, and examples. Any such information is intended to show the Policy’s investment experience based on the historical experience of the underlying funds and is not intended to represent what may happen in the future.

GIAC began to offer Park Avenue Life Policies on September 1, 1995. As such the Policies may not have been available when the funds commenced their operations. However, illustrations may be based on the actual investment experience of the funds since their respective inception dates. The results for any period prior to the Policies’ being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies. Thus the illustration will reflect deductions for each fund’s expenses, and the charges deducted from premium, monthly deductions, and any transaction deductions associated with the Policy in question.

Legal matters

The legal validity of the Park Avenue Life policy, as described in this prospectus, has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated balance sheets of GIAC as of December 31, 2009 and 2008 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2009 and the statement of assets and liabilities of Separate Account K as of December 31, 2009 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2009, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT K

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS Asset Allocation VIP Series Class I

Assets:
Shares owned in underlying fund	2,726,574	271,788	—
Net asset value per share (NAV)	33.22	8.08	—

Total Assets ( Shares x NAV)	$90,576,789	$2,196,048	$—
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	32,546	2,115	—

Net Assets	$90,544,243	$2,193,933	$—

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$89,357,180	$1,682,814	$—

Net Assets	$89,357,180	$1,682,814	$—
Units Outstanding	4,371,913	200,366	—
Unit Value (accumulation)	$20.44	$8.40	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,187,063	$511,119	$—

Net Assets	$1,187,063	$511,119	$—
Units Outstanding	151,002	58,000	—
Unit Value (accumulation)	$7.86	$8.81	$—
Net Assets: Total
Contract value in accumulation period	$90,544,243	$2,193,933	$—

Net Assets	$90,544,243	$2,193,933	$—

Cost Of Shares In Underlying Fund	$77,107,135	$2,531,473	$—

STATEMENT OF OPERATIONS Years Ended December 31, 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS Asset Allocation VIP Series Class I
2009 Investment Income
Income:
Reinvested dividends	$145,880	$40,311	$4,998
Expenses:
Mortality and expense risk charges	485,036	9,508	1,754

Net investment income/(expense)	(339,156)	30,803	3,244

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	1,921,036	(279,658)	(99,491)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	1,921,036	(279,658)	(99,491)
Net change in unrealized appreciation/(depreciation) of investments	16,615,491	703,536	165,153

Net realized and unrealized gain/(loss) from investments	18,536,527	423,878	65,662

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$18,197,371	$454,681	$68,906

See notes to financial statements.

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Investment Divisions
RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset

8,343	114,672	—	51,423	356,601	4,329,728	487,899
7.20	10.31	—	9.79	12.02	1.00	14.53

$60,071	$1,182,269	$—	$503,430	$4,286,347	$4,329,728	$7,089,172

—	1,382	—	1,461	2,072	10,456	3,896

$60,071	$1,180,887	$—	$501,969	$4,284,275	$4,319,272	$7,085,276

$—	$1,176,149	$—	$489,837	$4,053,949	$3,926,076	$6,700,672

$—	$1,176,149	$—	$489,837	$4,053,949	$3,926,076	$6,700,672
—	98,485	—	42,547	194,019	267,807	347,347
$—	$11.94	$—	$11.51	$20.89	$14.66	$19.29

$60,071	$4,738	$—	$12,132	$230,326	$393,196	$384,604

$60,071	$4,738	$—	$12,132	$230,326	$393,196	$384,604
3,767	383	—	1,018	13,142	31,128	25,455
$15.95	$12.36	$—	$11.91	$17.53	$12.63	$15.11

$60,071	$1,180,887	$—	$501,969	$4,284,275	$4,319,272	$7,085,276

$60,071	$1,180,887	$—	$501,969	$4,284,275	$4,319,272	$7,085,276

$59,379	$1,197,683	$—	$521,040	$4,248,750	$4,329,728	$8,460,553

Investment Divisions
RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset

$4,030	$29,001	$2,836	$—	$169,382	$2,818	$50,780

—	3,473	2,321	2,872	23,853	25,605	37,082

4,030	25,528	515	(2,872)	145,529	(22,787)	13,698

(7,398)	11,471	(184,696)	(115,731)	9,537	—	(761,946)
—	—	—	—	26,161	—	4,239

(7,398)	11,471	(184,696)	(115,731)	35,698	—	(757,707)
20,094	(11,352)	275,108	257,862	235,763	—	2,663,856

12,696	119	90,412	142,131	271,461	—	1,906,149

$16,726	$25,647	$90,927	$139,259	$416,990	$(22,787)	$1,919,847

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The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I

Assets:
Shares owned in underlying fund	574,072	320,303	687,671
Net asset value per share (NAV)	17.51	21.22	10.30

Total Assets ( Shares x NAV)	$10,052,006	$6,796,837	$7,083,013
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	4,525	3,088	3,285

Net Assets	$10,047,481	$6,793,749	$7,079,728

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$9,341,206	$6,519,897	$6,685,757

Net Assets	$9,341,206	$6,519,897	$6,685,757
Units Outstanding	428,836	163,220	404,243
Unit Value (accumulation)	$21.78	$39.95	$16.54
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$706,275	$273,852	$393,971

Net Assets	$706,275	$273,852	$393,971
Units Outstanding	64,049	8,066	30,872
Unit Value (accumulation)	$11.03	$33.95	$12.76
Net Assets: Total
Contract value in accumulation period	$10,047,481	$6,793,749	$7,079,728

Net Assets	$10,047,481	$6,793,749	$7,079,728

Cost Of Shares In Underlying Fund	$9,598,929	$7,047,619	$8,728,349

STATEMENT OF OPERATIONS Years Ended December 31, 2009 (continued)

	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I
2009 Investment Income
Income:
Reinvested dividends	$157,485	$182,862	$—
Expenses:
Mortality and expense risk charges	48,605	32,755	34,998

Net investment income/(expense)	108,880	150,107	(34,998)

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	258,495	(358,019)	(1,164,976)
Reinvested realized gain distributions	4,241	—	—

Net realized gain/(loss) on investments	262,736	(358,019)	(1,164,976)
Net change in unrealized appreciation/(depreciation) of investments	2,509,800	3,733,599	3,149,008

Net realized and unrealized gain/(loss) from investments	2,772,536	3,375,580	1,984,032

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,881,416	$3,525,687	$1,949,034

See notes to financial statements.

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Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

588,906	661,328	85,483	51,763	193,178	98,963	5,954
9.72	15.72	20.33	14.51	24.92	15.08	24.72

$5,724,167	$10,396,070	$1,737,876	$751,082	$4,813,985	$1,492,368	$147,191

3,186	4,890	2,035	914	2,596	1,600	1,520

$5,720,981	$10,391,180	$1,735,841	$750,168	$4,811,389	$1,490,768	$145,671

$5,641,461	$10,149,852	$1,683,896	$728,278	$4,632,587	$1,469,132	$143,039

$5,641,461	$10,149,852	$1,683,896	$728,278	$4,632,587	$1,469,132	$143,039
455,168	429,609	166,484	76,165	368,124	143,672	13,259
$12.39	$23.63	$10.11	$9.56	$12.58	$10.23	$10.79

$79,520	$241,328	$51,945	$21,890	$178,802	$21,636	$2,632

$79,520	$241,328	$51,945	$21,890	$178,802	$21,636	$2,632
14,136	21,580	8,762	2,189	22,303	2,098	233
$5.63	$11.18	$5.93	$10.00	$8.02	$10.31	$11.30

$5,720,981	$10,391,180	$1,735,841	$750,168	$4,811,389	$1,490,768	$145,671

$5,720,981	$10,391,180	$1,735,841	$750,168	$4,811,389	$1,490,768	$145,671

$9,087,608	$12,721,741	$1,869,458	$990,498	$4,573,234	$1,711,109	$148,885

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

$—	$112,151	$10,012	$33,662	$79,021	$32,584	$—

32,020	57,804	9,923	4,421	26,022	5,308	1,178

(32,020)	54,347	89	29,241	52,999	27,276	(1,178)

(1,679,245)	(339,785)	(132,805)	(197,351)	28,961	(193,157)	(22,090)
—	823,159	—	8,485	—	—	—

(1,679,245)	483,374	(132,805)	(188,866)	28,961	(193,157)	(22,090)
2,254,315	1,298,222	455,106	241,166	1,020,586	319,892	65,828

575,070	1,781,596	322,301	52,300	1,049,547	126,735	43,738

$543,050	$1,835,943	$322,390	$81,541	$1,102,546	$154,011	$42,560

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The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	American Century VP International Class I

Assets:
Shares owned in underlying fund	11,025	76,448	252,620
Net asset value per share (NAV)	16.34	8.90	7.73

Total Assets ( Shares x NAV)	$180,141	$680,388	$1,952,750
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,113	1,019	1,788

Net Assets	$179,028	$679,369	$1,950,962

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$175,071	$661,941	$1,950,962

Net Assets	$175,071	$661,941	$1,950,962
Units Outstanding	16,371	64,153	146,182
Unit Value (accumulation)	$10.69	$10.32	$13.35
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$3,957	$17,428	$—

Net Assets	$3,957	$17,428	$—
Units Outstanding	353	1,616	—
Unit Value (accumulation)	$11.20	$10.79	$—
Net Assets: Total
Contract value in accumulation period	$179,028	$679,369	$1,950,962

Net Assets	$179,028	$679,369	$1,950,962

Cost Of Shares In Underlying Fund	$173,572	$938,063	$2,174,504

STATEMENT OF OPERATIONS Years Ended December 31, 2009 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	American Century VP International Class I
2009 Investment Income
Income:
Reinvested dividends	$—	$19,838	$32,434
Expenses:
Mortality and expense risk charges	1,308	4,020	9,982

Net investment income/(expense)	(1,308)	15,818	22,452

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(7,065)	(154,948)	(78,467)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	(7,065)	(154,948)	(78,467)
Net change in unrealized appreciation/(depreciation) of investments	63,566	255,455	525,148

Net realized and unrealized gain/(loss) from investments	56,501	100,507	446,681

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$55,193	$116,325	$469,133

See notes to financial statements.

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Investment Divisions
American Century VP Value Class I	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

490,187	4,071	10,707	28,551	400,278	168,426	153,048
5.28	9.98	7.40	10.75	20.62	16.81	14.51

$2,588,188	$40,631	$79,235	$306,927	$8,253,722	$2,831,248	$2,220,721

2,133	—	—	—	4,117	2,120	1,748

$2,586,055	$40,631	$79,235	$306,927	$8,249,605	$2,829,128	$2,218,973

$2,586,055	$—	$—	$—	$8,249,605	$2,829,128	$2,218,973

$2,586,055	$—	$—	$—	$8,249,605	$2,829,128	$2,218,973
164,031	—	—	—	663,054	219,354	264,637
$15.77	$—	$—	$—	$12.44	$12.90	$8.38

$—	$40,631	$79,235	$306,927	$—	$—	$—

$—	$40,631	$79,235	$306,927	$—	$—	$—
—	3,465	3,960	27,192	—	—	—
$—	$11.73	$20.01	$11.29	$—	$—	$—

$2,586,055	$40,631	$79,235	$306,927	$8,249,605	$2,829,128	$2,218,973

$2,586,055	$40,631	$79,235	$306,927	$8,249,605	$2,829,128	$2,218,973

$3,223,469	$51,701	$101,509	$343,672	$10,938,860	$3,731,598	$2,399,147

Investment Divisions
American Century VP Value Class I	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

$142,700	$291	$1,680	$2,379	$99,113	$56,714	$9,020

15,877	—	—	—	43,256	15,423	11,832

126,823	291	1,680	2,379	55,857	41,291	(2,812)

(567,265)	(1,929)	(42,198)	(16,419)	(962,979)	(319,003)	(60,995)
—	—	—	—	1,973	—	—

(567,265)	(1,929)	(42,198)	(16,419)	(961,006)	(319,003)	(60,995)
891,403	13,750	60,737	88,097	3,073,715	958,282	765,645

324,138	11,821	18,539	71,678	2,112,709	639,279	704,650

$450,961	$12,112	$20,219	$74,057	$2,168,566	$680,570	$701,838

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The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

Assets:
Shares owned in underlying fund	90,907	54,192	23,308
Net asset value per share (NAV)	5.29	119.62	20.29

Total Assets ( Shares x NAV)	$480,896	$6,482,392	$472,928
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	1,171	3,314	—

Net Assets	$479,725	$6,479,078	$472,928

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$479,725	$6,479,078	$—

Net Assets	$479,725	$6,479,078	$—
Units Outstanding	40,868	523,321	—
Unit Value (accumulation)	$11.74	$12.38	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$—	$—	$472,928

Net Assets	$—	$—	$472,928
Units Outstanding	—	—	36,445
Unit Value (accumulation)	$—	$—	$12.98
Net Assets: Total
Contract value in accumulation period	$479,725	$6,479,078	$472,928

Net Assets	$479,725	$6,479,078	$472,928

Cost Of Shares In Underlying Fund	$472,018	$7,216,233	$591,919

STATEMENT OF OPERATIONS Years Ended December 31, 2009 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2
2009 Investment Income
Income:
Reinvested dividends	$34,405	$146,667	$4,790
Expenses:
Mortality and expense risk charges	3,044	35,165	—

Net investment income/(expense)	31,361	111,502	4,790

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(55,915)	(302,010)	(72,777)
Reinvested realized gain distributions	—	131,663	117

Net realized gain/(loss) on investments	(55,915)	(170,347)	(72,660)
Net change in unrealized appreciation/(depreciation) of investments	177,110	1,435,457	193,733

Net realized and unrealized gain/(loss) from investments	121,195	1,265,110	121,073

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$152,556	$1,376,612	$125,863

See notes to financial statements.

B-16

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares	Janus Aspen Worldwide Institutional Shares

12,723	4,872	23,350	91,763	52,619	64,561	102,699
16.57	14.40	25.10	30.79	33.60	21.43	26.18

$210,815	$70,154	$586,087	$2,825,369	$1,767,999	$1,383,535	$2,688,658

—	—	—	2,138	1,948	1,387	2,182

$210,815	$70,154	$586,087	$2,823,231	$1,766,051	$1,382,148	$2,686,476

$—	$—	$—	$2,823,231	$1,766,051	$1,382,148	$2,686,476

$—	$—	$—	$2,823,231	$1,766,051	$1,382,148	$2,686,476
—	—	—	486,059	181,139	214,449	449,200
$—	$—	$—	$5.81	$9.75	$6.45	$5.98

$210,815	$70,154	$586,087	$—	$—	$—	$—

$210,815	$70,154	$586,087	$—	$—	$—	$—
18,210	9,720	27,536	—	—	—	—
$11.58	$7.22	$21.28	$—	$—	$—	$—

$210,815	$70,154	$586,087	$2,823,231	$1,766,051	$1,382,148	$2,686,476

$210,815	$70,154	$586,087	$2,823,231	$1,766,051	$1,382,148	$2,686,476

$258,884	$76,738	$659,573	$2,781,080	$1,609,410	$1,332,006	$2,759,806

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares	Janus Aspen Worldwide Institutional Shares

$3,820	$142	$2,335	$—	$573	$6,557	$32,313

—	—	—	14,922	9,572	7,512	14,001

3,820	142	2,335	(14,922)	(8,999)	(955)	18,312

(39,006)	(3,424)	(31,660)	47,293	44,748	(21,209)	(80,682)
—	—	2,719	—	—	—	—

(39,006)	(3,424)	(28,941)	47,293	44,748	(21,209)	(80,682)

84,225	24,456	199,802	865,767	519,519	405,721	791,908

45,219	21,032	170,861	913,060	564,267	384,512	711,226

$49,039	$21,174	$173,196	$898,138	$555,268	$383,557	$729,538

B-17

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Service Shares

Assets:
Shares owned in underlying fund	7,050	4,694	6,996
Net asset value per share (NAV)	29.90	33.17	21.11

Total Assets ( Shares x NAV)	$210,808	$155,688	$147,682
Liabilities:
Due to The Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$210,808	$155,688	$147,682

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$—	$—	$—

Net Assets	$—	$—	$—
Units Outstanding	—	—	—
Unit Value (accumulation)	$—	$—	$—
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$210,808	$155,688	$147,682

Net Assets	$210,808	$155,688	$147,682
Units Outstanding	17,379	10,547	15,520
Unit Value (accumulation)	$12.13	$14.76	$9.52
Net Assets: Total
Contract value in accumulation period	$210,808	$155,688	$147,682

Net Assets	$210,808	$155,688	$147,682

Cost Of Shares In Underlying Fund	$206,786	$140,827	$143,168

STATEMENT OF OPERATIONS Years Ended December 31, 2009 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Service Shares
2009 Investment Income
Income:
Reinvested dividends	$—	$20	$721
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	—	20	721

2009 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	382	12,101	(19,653)
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	382	12,101	(19,653)
Net change in unrealized appreciation/(depreciation) of investments	68,389	45,829	71,827

Net realized and unrealized gain/(loss) from investments	68,771	57,930	52,174

2009 Net Increase/(Decrease) in Net Assets Resulting from Operations	$68,771	$57,950	$52,895

See notes to financial statements.

B-18

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

9,207	68,982	167,823	157,875	73,226	28,566	296,263
25.93	12.20	21.43	18.24	13.43	16.57	17.48

$238,726	$841,583	$3,596,453	$2,879,637	$983,420	$473,342	$5,178,680

—	1,201	2,665	1,887	1,383	1,456	3,273

$238,726	$840,382	$3,593,788	$2,877,750	$982,037	$471,886	$5,175,407

$—	$840,382	$3,449,588	$2,801,687	$885,105	$401,581	$4,771,252

$—	$840,382	$3,449,588	$2,801,687	$885,105	$401,581	$4,771,252
—	46,168	263,553	211,171	89,584	48,990	286,329
$—	$18.20	$13.09	$13.27	$9.88	$8.20	$16.66

$238,726	$—	$144,200	$76,063	$96,932	$70,305	$404,155

$238,726	$—	$144,200	$76,063	$96,932	$70,305	$404,155
26,258	—	21,984	7,577	9,271	8,231	26,767
$9.09	$—	$6.56	$10.04	$10.45	$8.54	$15.10

$238,726	$840,382	$3,593,788	$2,877,750	$982,037	$471,886	$5,175,407

$238,726	$840,382	$3,593,788	$2,877,750	$982,037	$471,886	$5,175,407

$252,037	$790,262	$3,101,496	$2,936,219	$987,689	$449,647	$5,816,138

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$2,754	$23,107	$9,957	$43,869	$—	$5,429	$180,391

—	4,050	18,774	15,534	4,684	2,388	26,754

2,754	19,057	(8,817)	28,335	(4,684)	3,041	153,637

(6,930)	139	82,270	7,037	(55,549)	708	(356,205)
—	—	—	—	—	—	—

(6,930)	139	82,270	7,037	(55,549)	708	(356,205)

76,033	69,252	933,066	587,074	439,279	100,285	965,000

69,103	69,391	1,015,336	594,111	383,730	100,993	608,795

$71,857	$88,448	$1,006,519	$622,446	$379,046	$104,034	$762,432

B-19

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009

	RS Large Cap Alpha VIP Series Class I	RS S&P 500 Index VIP Series Class I	RS Asset Allocation VIP Series Class I

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$704,058	$50,480	$7,435
Net realized gain/(loss) from sale of investments	2,179,828	108,102	7,837
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	(37,830,582)	(1,504,249)	(231,111)

Net increase/(decrease) resulting from operations	(34,946,696)	(1,345,667)	(215,839)

2008 Policy Transactions
Net policy purchase payments	13,733,597	552,283	84,306
Transfers on account of death, surrenders and withdrawals	(11,301,581)	(786,046)	(35,881)
Transfers of policy loans	(4,162,958)	(168,991)	(21,793)
Transfers of cost of insurance and policy fees	(5,443,061)	(186,228)	(31,928)
Transfers between investment divisions, net	(42,456)	(165,489)	(33,207)
Transfers–other	30,024	1,824	(44)

Net increase/(decrease) from policy transactions	(7,186,435)	(752,647)	(38,547)

Total Increase/(Decrease) in Net Assets	(42,133,131)	(2,098,314)	(254,386)
Net Assets at December 31, 2007	121,652,780	4,144,988	604,749

Net Assets at December 31, 2008	$79,519,649	$2,046,674	$350,363

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(339,156)	$30,803	$3,244
Net realized gain/(loss) from sale of investments	1,921,036	(279,658)	(99,491)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	16,615,491	703,536	165,153

Net increase/(decrease) resulting from operations	18,197,371	454,681	68,906

2009 Policy Transactions
Net policy purchase payments	11,915,657	350,060	71,699
Transfers on account of death, surrenders and withdrawals	(9,782,190)	(207,636)	(52,386)
Transfers of policy loans	(2,827,202)	(94,737)	(14,676)
Transfers of cost of insurance and policy fees	(5,000,281)	(140,167)	(26,424)
Transfers between investment divisions, net	(1,471,301)	(215,733)	(397,790)
Transfers–other	(7,460)	791	308

Net increase/(decrease) from policy transactions	(7,172,777)	(307,422)	(419,269)

Total Increase/(Decrease) in Net Assets	11,024,594	147,259	(350,363)
Net Assets at December 31, 2008	79,519,649	2,046,674	350,363

Net Assets at December 31, 2009	$90,544,243	$2,193,933	$—

See notes to financial statements.

B-20

Investment Divisions
RS High Yield Bond VIP Series Class I	RS Low Duration Bond VIP Series Class I	RS Large Cap Value VIP Series Class I	RS Partners VIP Series Class I	RS Investment Quality Bond VIP Series Class I	RS Money Market VIP Series Class I	Gabelli Capital Asset

$4,879	$8,308	$8,325	$(2,479)	$173,613	$58,124	$26,563
(1,145)	1,637	(32,136)	(41,196)	(26,011)	—	(30,958)
—	—	17,628	10,705	23,173	—	56,340
(15,626)	(4,167)	(226,189)	(171,782)	(181,998)	—	(4,457,153)

(11,892)	5,778	(232,372)	(204,752)	(11,223)	58,124	(4,405,208)

14,049	14,108	56,366	75,977	583,784	579,836	1,091,946
(851)	(22,557)	(35,822)	(79,455)	(388,116)	(1,671,811)	(806,919)
(244)	(5,790)	(16,095)	(27,077)	(189,434)	(179,749)	(313,495)
(4,959)	(8,398)	(21,896)	(26,553)	(236,068)	(222,048)	(427,868)
—	191,193	38,042	(10,343)	(386,022)	2,112,380	(174,658)
(7)	205	2	319	519	(240)	7,911

7,988	168,761	20,597	(67,132)	(615,337)	618,368	(623,083)

(3,904)	174,539	(211,775)	(271,884)	(626,560)	676,492	(5,028,291)
51,897	136,084	556,475	655,218	4,481,992	3,560,477	11,226,142

$47,993	$310,623	$344,700	$383,334	$3,855,432	$4,236,969	$6,197,851

$4,030	$25,528	$515	$(2,872)	$145,529	$(22,787)	$13,698
(7,398)	11,471	(184,696)	(115,731)	9,537	—	(761,946)
—	—	—	—	26,161	—	4,239
20,094	(11,352)	275,108	257,862	235,763	—	2,663,856

16,726	25,647	90,927	139,259	416,990	(22,787)	1,919,847

13,220	68,922	46,756	67,227	525,009	644,171	921,838
(5,718)	(20,495)	(35,788)	(50,968)	(488,328)	(2,559,445)	(1,035,862)
(3,945)	(63,045)	(40,589)	(16,868)	(194,106)	(201,775)	(210,683)
(5,373)	(27,555)	(19,800)	(27,699)	(259,100)	(314,144)	(394,349)
(2,805)	885,912	(386,557)	5,896	429,212	2,536,105	(315,724)
(27)	878	351	1,788	(834)	178	2,358

(4,648)	844,617	(435,627)	(20,624)	11,853	105,090	(1,032,422)

12,078	870,264	(344,700)	118,635	428,843	82,303	887,425
47,993	310,623	344,700	383,334	3,855,432	4,236,969	6,197,851

$60,071	$1,180,887	$—	$501,969	$4,284,275	$4,319,272	$7,085,276

B-21

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	RS International Growth VIP Series Class I	RS Emerging Markets VIP Series Class I	RS Small Cap Growth Equity VIP Series Class I

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$146,338	$(15,152)	$(4,593)
Net realized gain/(loss) from sale of investments	652,853	440,189	(982,808)
Reinvested realized gain distributions	263,495	475,052	73,779
Net change in unrealized appreciation/(depreciation) of investments	(7,351,003)	(6,070,259)	(2,334,345)

Net increase/(decrease) resulting from operations	(6,288,317)	(5,170,170)	(3,247,967)

2008 Policy Transactions
Net policy purchase payments	1,207,145	618,525	1,058,445
Transfers on account of death, surrenders and withdrawals	(1,147,641)	(491,329)	(785,130)
Transfers of policy loans	(352,845)	(192,205)	(325,850)
Transfers of cost of insurance and policy fees	(529,530)	(270,591)	(378,531)
Transfers between investment divisions, net	(28,172)	(385,420)	(170,408)
Transfers–other	6,904	4,181	705

Net increase/(decrease) from policy transactions	(844,139)	(716,839)	(600,769)

Total Increase/(Decrease) in Net Assets	(7,132,456)	(5,887,009)	(3,848,736)
Net Assets at December 31, 2007	14,958,259	9,743,552	9,548,763

Net Assets at December 31, 2008	$7,825,803	$3,856,543	$5,700,027

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$108,880	$150,107	$(34,998)
Net realized gain/(loss) from sale of investments	258,495	(358,019)	(1,164,976)
Reinvested realized gain distributions	4,241	—	—
Net change in unrealized appreciation/(depreciation) of investments	2,509,800	3,733,599	3,149,008

Net increase/(decrease) resulting from operations	2,881,416	3,525,687	1,949,034

2009 Policy Transactions
Net policy purchase payments	1,097,036	548,680	887,184
Transfers on account of death, surrenders and withdrawals	(761,553)	(602,656)	(776,101)
Transfers of policy loans	(262,973)	(152,622)	(220,442)
Transfers of cost of insurance and policy fees	(473,278)	(250,310)	(348,203)
Transfers between investment divisions, net	(256,227)	(126,555)	(111,679)
Transfers–other	(2,743)	(5,018)	(92)

Net increase/(decrease) from policy transactions	(659,738)	(588,481)	(569,333)

Total Increase/(Decrease) in Net Assets	2,221,678	2,937,206	1,379,701
Net Assets at December 31, 2008	7,825,803	3,856,543	5,700,027

Net Assets at December 31, 2009	$10,047,481	$6,793,749	$7,079,728

See notes to financial statements.

B-22

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein VPS Growth & Income Class B	Alliance Bernstein VPS Large Cap Growth Class B

$(49,311)	$113,278	$(12,506)	$28,330	$94,714	$13,654	$(561)
(369,397)	73,597	62,711	35,164	277,931	(85,901)	(7,125)
1,912,086	1,681,259	—	129,367	—	191,063	—

(7,302,314)	(6,179,712)	(1,349,424)	(677,299)	(2,404,428)	(636,262)	(89,703)

(5,808,936)	(4,311,578)	(1,299,219)	(484,438)	(2,031,783)	(517,446)	(97,389)

1,270,255	1,510,491	428,192	125,780	959,454	155,603	33,197
(730,222)	(1,122,657)	(151,983)	(125,629)	(602,354)	(102,298)	(34,640)
(335,941)	(370,363)	(147,599)	(57,992)	(332,750)	(43,674)	(12,506)
(480,595)	(640,541)	(135,709)	(58,357)	(339,778)	(54,300)	(11,237)
(109,610)	(39,036)	(12,849)	64,914	(76,486)	(126,831)	(3,163)
1,796	6,465	98	1,414	(1,104)	964	1

(384,317)	(655,641)	(19,850)	(49,870)	(393,018)	(170,536)	(28,348)

(6,193,253)	(4,967,219)	(1,319,069)	(534,308)	(2,424,801)	(687,982)	(125,737)
11,881,112	14,834,935	3,034,834	1,488,523	6,871,710	1,386,241	258,574

$5,687,859	$9,867,716	$1,715,765	$954,215	$4,446,909	$698,259	$132,837

$(32,020)	$54,347	$89	$29,241	$52,999	$27,276	$(1,178)
(1,679,245)	(339,785)	(132,805)	(197,351)	28,961	(193,157)	(22,090)
—	823,159	—	8,485	—	—	—

2,254,315	1,298,222	455,106	241,166	1,020,586	319,892	65,828

543,050	1,835,943	322,390	81,541	1,102,546	154,011	42,560

1,081,006	1,315,902	356,519	98,374	735,826	158,144	24,990
(928,174)	(1,164,759)	(493,350)	(156,412)	(1,016,019)	(135,773)	(38,164)
65,881	(551,708)	181,502	(36,098)	90,075	61,991	3,136
(379,308)	(607,701)	(115,954)	(45,547)	(289,698)	(64,767)	(9,018)
(351,088)	(304,368)	(230,220)	(146,581)	(255,436)	618,037	(9,011)
1,755	155	(811)	676	(2,814)	866	(1,659)

(509,928)	(1,312,479)	(302,314)	(285,588)	(738,066)	638,498	(29,726)

33,122	523,464	20,076	(204,047)	364,480	792,509	12,834
5,687,859	9,867,716	1,715,765	954,215	4,446,909	698,259	132,837

$5,720,981	$10,391,180	$1,735,841	$750,168	$4,811,389	$1,490,768	$145,671

B-23

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Alliance Bernstein VPS Global Thematic Growth Class B	Alliance Bernstein VPS Value Class B	American Century VP International Class I

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$(370)	$15,027	$6,601
Net realized gain/(loss) from sale of investments	1,934	11,912	108,322
Reinvested realized gain distributions	—	49,382	221,467
Net change in unrealized appreciation/(depreciation) of investments	(96,856)	(536,771)	(1,604,995)

Net increase/(decrease) resulting from operations	(95,292)	(460,450)	(1,268,605)

2008 Policy Transactions
Net policy purchase payments	23,177	134,350	259,740
Transfers on account of death, surrenders and withdrawals	(4,620)	(59,456)	(189,884)
Transfers of policy loans	(439)	(32,325)	(61,192)
Transfers of cost of insurance and policy fees	(9,086)	(46,543)	(95,808)
Transfers between investment divisions, net	(18,869)	(2,856)	30,523
Transfers–other	(207)	(4)	1,005

Net increase/(decrease) from policy transactions	(10,044)	(6,834)	(55,616)

Total Increase/(Decrease) in Net Assets	(105,336)	(467,284)	(1,324,221)
Net Assets at December 31, 2007	206,164	1,135,074	2,878,114

Net Assets at December 31, 2008	$100,828	$667,790	$1,553,893

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,308)	$15,818	$22,452
Net realized gain/(loss) from sale of investments	(7,065)	(154,948)	(78,467)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	63,566	255,455	525,148

Net increase/(decrease) resulting from operations	55,193	116,325	469,133

2009 Policy Transactions
Net policy purchase payments	16,773	114,205	223,491
Transfers on account of death, surrenders and withdrawals	(21,832)	(114,623)	(214,085)
Transfers of policy loans	(11,738)	(24,685)	(25,245)
Transfers of cost of insurance and policy fees	(6,579)	(41,652)	(80,279)
Transfers between investment divisions, net	46,085	(39,210)	25,801
Transfers–other	298	1,219	(1,747)

Net increase/(decrease) from policy transactions	23,007	(104,746)	(72,064)

Total Increase/(Decrease) in Net Assets	78,200	11,579	397,069
Net Assets at December 31, 2008	100,828	667,790	1,553,893

Net Assets at December 31, 2009	$179,028	$679,369	$1,950,962

See notes to financial statements.

B-24

Investment Divisions

American Century VP Value Class I	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

$60,030	$—	$2,227	$3,632	$43,368	$67,464	$(2,560)
(159,000)	3,382	(16,679)	14,395	(132,487)	(118,640)	107,986
416,207	1,716	1,033	6,435	298,123	3,678	—
(1,305,524)	(31,498)	(33,790)	(193,160)	(5,488,225)	(1,728,056)	(2,158,364)

(988,287)	(26,400)	(47,209)	(168,698)	(5,279,221)	(1,775,554)	(2,052,938)

386,977	7,042	20,837	59,026	1,164,213	407,543	421,115
(105,833)	(3,001)	(15,678)	(34,029)	(1,017,591)	(322,579)	(223,921)
(101,255)	(1,072)	(8,226)	(13,666)	(218,414)	(119,512)	(119,692)
(145,351)	(2,513)	(7,011)	(26,229)	(470,795)	(156,156)	(140,018)
(191,319)	(29,528)	207	(31,700)	(276,234)	(132,317)	(29,801)
1,011	(7)	182	19	2,316	(1,318)	2,299

(155,770)	(29,079)	(9,689)	(46,579)	(816,505)	(324,339)	(90,018)

(1,144,057)	(55,479)	(56,898)	(215,277)	(6,095,726)	(2,099,893)	(2,142,956)
3,736,099	83,638	112,618	460,912	12,885,693	4,436,997	3,798,463

$2,592,042	$28,159	$55,720	$245,635	$6,789,967	$2,337,104	$1,655,507

$126,823	$291	$1,680	$2,379	$55,857	$41,291	$(2,812)
(567,265)	(1,929)	(42,198)	(16,419)	(962,979)	(319,003)	(60,995)
—	—	—	—	1,973	—	—
891,403	13,750	60,737	88,097	3,073,715	958,282	765,645

450,961	12,112	20,219	74,057	2,168,566	680,570	701,838

353,785	5,570	19,065	50,732	955,156	356,889	348,935
(219,536)	(202)	(2,678)	(21,803)	(1,050,344)	(271,183)	(245,363)
(57,793)	(380)	(4,529)	(9,586)	(149,537)	(44,954)	(90,496)
(129,763)	(2,187)	(5,908)	(23,087)	(410,620)	(141,898)	(120,574)
(401,808)	(2,457)	(2,659)	(9,160)	(49,839)	(85,832)	(28,167)
(1,833)	16	5	139	(3,744)	(1,568)	(2,707)

(456,948)	360	3,296	(12,765)	(708,928)	(188,546)	(138,372)

(5,987)	12,472	23,515	61,292	1,459,638	492,024	563,466
2,592,042	28,159	55,720	245,635	6,789,967	2,337,104	1,655,507

$2,586,055	$40,631	$79,235	$306,927	$8,249,605	$2,829,128	$2,218,973

B-25

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$36,191	$127,919	$4,240
Net realized gain/(loss) from sale of investments	(20,973)	289,621	(15,239)
Reinvested realized gain distributions	—	86,330	16,245
Net change in unrealized appreciation/(depreciation) of investments	(131,440)	(3,989,241)	(279,235)

Net increase/(decrease) resulting from operations	(116,222)	(3,485,371)	(273,989)

2008 Policy Transactions
Net policy purchase payments	80,141	1,133,338	102,316
Transfers on account of death, surrenders and withdrawals	(23,855)	(806,258)	(76,462)
Transfers of policy loans	(20,220)	(328,067)	(29,237)
Transfers of cost of insurance and policy fees	(26,418)	(394,772)	(43,943)
Transfers between investment divisions, net	(102,227)	(116,073)	5,899
Transfers–other	617	3,434	170

Net increase/(decrease) from policy transactions	(91,962)	(508,398)	(41,257)

Total Increase/(Decrease) in Net Assets	(208,184)	(3,993,769)	(315,246)
Net Assets at December 31, 2007	550,431	9,725,332	679,679

Net Assets at December 31, 2008	$342,247	$5,731,563	$364,433

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$31,361	$111,502	$4,790
Net realized gain/(loss) from sale of investments	(55,915)	(302,010)	(72,777)
Reinvested realized gain distributions	—	131,663	117
Net change in unrealized appreciation/(depreciation) of investments	177,110	1,435,457	193,733

Net increase/(decrease) resulting from operations	152,556	1,376,612	125,863

2009 Policy Transactions
Net policy purchase payments	67,206	959,851	85,652
Transfers on account of death, surrenders and withdrawals	(142,356)	(862,249)	(29,030)
Transfers of policy loans	(4,089)	(164,423)	(11,884)
Transfers of cost of insurance and policy fees	(25,950)	(358,784)	(37,955)
Transfers between investment divisions, net	91,236	(206,387)	(24,127)
Transfers–other	(1,125)	2,895	(24)

Net increase/(decrease) from policy transactions	(15,078)	(629,097)	(17,368)

Total Increase/(Decrease) in Net Assets	137,478	747,515	108,495
Net Assets at December 31, 2008	342,247	5,731,563	364,433

Net Assets at December 31, 2009	$479,725	$6,479,078	$472,928

See notes to financial statements.

B-26

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Enterprise Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Institutional Shares	Janus Aspen Worldwide Institutional Shares

$5,678	$94	$1,396	$(9,802)	$(7,290)	$3,267	$19,330
(8,680)	1,869	5,225	224,566	114,131	31,464	34,301
246	—	93,476	187,233	—	—	—
(117,413)	(49,588)	(363,915)	(2,076,581)	(1,133,940)	(750,466)	(1,631,020)

(120,169)	(47,625)	(263,818)	(1,674,584)	(1,027,099)	(715,735)	(1,577,389)

48,755	19,227	99,861	428,074	230,344	247,025	444,742
(9,774)	(6,455)	(29,967)	(324,215)	(159,289)	(135,627)	(135,656)
(15,469)	(1,967)	(22,896)	(144,824)	(74,688)	(38,562)	(77,438)
(19,299)	(7,625)	(41,864)	(150,289)	(95,266)	(80,828)	(142,944)
(5,623)	—	60	33,745	241,459	(34,896)	(9,037)
197	20	305	(2,761)	308	(356)	882

(1,213)	3,200	5,499	(160,270)	142,868	(43,244)	80,549

(121,382)	(44,425)	(258,319)	(1,834,854)	(884,231)	(758,979)	(1,496,840)
288,874	86,423	675,198	3,962,666	2,177,231	1,800,747	3,466,700

$167,492	$41,998	$416,879	$2,127,812	$1,293,000	$1,041,768	$1,969,860

$3,820	$142	$2,335	$(14,922)	$(8,999)	$(955)	$18,312
(39,006)	(3,424)	(31,660)	47,293	44,748	(21,209)	(80,682)
—	—	2,719	—	—	—	—
84,225	24,456	199,802	865,767	519,519	405,721	791,908

49,039	21,174	173,196	898,138	555,268	383,557	729,538

42,356	17,704	94,622	370,858	221,692	204,186	411,342
(18,177)	(684)	(35,911)	(225,601)	(108,245)	(100,953)	(146,303)
(7,625)	(2,916)	(15,062)	(91,455)	(81,541)	(78,320)	(169,176)
(17,388)	(7,119)	(40,127)	(130,890)	(91,427)	(75,318)	(138,037)
(5,037)	—	(7,462)	(120,251)	(22,386)	7,697	31,953
155	(3)	(48)	(5,380)	(310)	(469)	(2,701)

(5,716)	6,982	(3,988)	(202,719)	(82,217)	(43,177)	(12,922)

43,323	28,156	169,208	695,419	473,051	340,380	716,616
167,492	41,998	416,879	2,127,812	1,293,000	1,041,768	1,969,860

$210,815	$70,154	$586,087	$2,823,231	$1,766,051	$1,382,148	$2,686,476

B-27

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2008 and 2009 (continued)

	Janus Aspen Enterprise Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Service Shares

2008 Increase/(Decrease) from Operations
Net investment income/(expense)	$152	$23	$1,519
Net realized gain/(loss) from sale of investments	8,866	17,172	5,076
Reinvested realized gain distributions	15,275	—	—
Net change in unrealized appreciation/(depreciation) of investments	(157,924)	(134,460)	(129,302)

Net increase/(decrease) resulting from operations	(133,631)	(117,265)	(122,707)

2008 Policy Transactions
Net policy purchase payments	39,723	32,738	52,289
Transfers on account of death, surrenders and withdrawals	(11,418)	(18,873)	(12,625)
Transfers of policy loans	(19,786)	(11,656)	(3,317)
Transfers of cost of insurance and policy fees	(20,734)	(16,819)	(20,839)
Transfers between investment divisions, net	(15,263)	4,373	(4,966)
Transfers–other	18	133	117

Net increase/(decrease) from policy transactions	(27,460)	(10,104)	10,659

Total Increase/(Decrease) in Net Assets	(161,091)	(127,369)	(112,048)
Net Assets at December 31, 2007	313,641	273,661	304,300

Net Assets at December 31, 2008	$152,550	$146,292	$192,252

2009 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$20	$721
Net realized gain/(loss) from sale of investments	382	12,101	(19,653)
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	68,389	45,829	71,827

Net increase/(decrease) resulting from operations	68,771	57,950	52,895

2009 Policy Transactions
Net policy purchase payments	29,825	24,620	42,858
Transfers on account of death, surrenders and withdrawals	(19,298)	(50,473)	(85,942)
Transfers of policy loans	(3,621)	(2,117)	(36,550)
Transfers of cost of insurance and policy fees	(17,396)	(12,513)	(17,817)
Transfers between investment divisions, net	—	(8,154)	—
Transfers–other	(23)	83	(14)

Net increase/(decrease) from policy transactions	(10,513)	(48,554)	(97,465)

Total Increase/(Decrease) in Net Assets	58,258	9,396	(44,570)
Net Assets at December 31, 2008	152,550	146,292	192,252

Net Assets at December 31, 2009	$210,808	$155,688	$147,682

See notes to financial statements.

B-28

Investment Divisions
Janus Aspen Worldwide Service Shares	MFS Research Bond Initial Class	MFS Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$2,923	$13,756	$(12,596)	$10,544	$(3,807)	$511	$155,281
1,947	(12,787)	141,768	205,346	(26,816)	30,068	(66,091)
—	—	—	245,726	167,973	—	368,994

(166,512)	(18,950)	(1,923,747)	(1,779,621)	(526,671)	(224,790)	(1,928,826)

(161,642)	(17,981)	(1,794,575)	(1,318,005)	(389,321)	(194,211)	(1,470,642)

50,157	87,969	602,542	484,321	138,562	63,073	757,860
(29,290)	(9,221)	(220,541)	(330,952)	(76,416)	(9,638)	(285,686)
(11,989)	(22,350)	(140,010)	(189,691)	(40,432)	(9,393)	(127,213)
(22,081)	(31,992)	(211,037)	(182,714)	(43,329)	(19,853)	(303,853)
—	(65,281)	(21,692)	(28,992)	(49,185)	(51,227)	(268,661)
(7)	754	1,724	489	413	249	1,115

(13,210)	(40,121)	10,986	(247,539)	(70,387)	(26,789)	(226,438)

(174,852)	(58,102)	(1,783,589)	(1,565,544)	(459,708)	(221,000)	(1,697,080)
368,314	580,265	4,761,183	4,152,606	1,040,072	559,641	6,623,237

$193,462	$522,163	$2,977,594	$2,587,062	$580,364	$338,641	$4,926,157

$2,754	$19,057	$(8,817)	$28,335	$(4,684)	$3,041	$153,637
(6,930)	139	82,270	7,037	(55,549)	708	(356,205)
—	—	—	—	—	—	—

76,033	69,252	933,066	587,074	439,279	100,285	965,000

71,857	88,448	1,006,519	622,446	379,046	104,034	762,432

41,535	86,618	516,595	407,847	130,065	55,976	591,962
(38,245)	(81,858)	(430,820)	(276,475)	(79,707)	(28,003)	(546,895)
(6,434)	(23,550)	(177,469)	(128,584)	(24,213)	(10,486)	(251,926)
(19,982)	(39,267)	(196,794)	(168,305)	(45,500)	(18,551)	(284,098)
(3,448)	287,876	(100,031)	(162,961)	41,814	30,827	(21,657)
(19)	(48)	(1,806)	(3,280)	168	(552)	(568)

(26,593)	229,771	(390,325)	(331,758)	22,627	29,211	(513,182)

45,264	318,219	616,194	290,688	401,673	133,245	249,250
193,462	522,163	2,977,594	2,587,062	580,364	338,641	4,926,157

$238,726	$840,382	$3,593,788	$2,877,750	$982,037	$471,886	$5,175,407

B-29

THE GUARDIAN SEPARATE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (December 31, 2009)

NOTE 1 — ORGANIZATION

The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995 and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the forty-eight investment options within the Account, or the FRO. However, a policyowner may only invest in up to seven investment options, including FRO, at any time.

The forty-eight investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Large Cap Alpha VIP Series Class I (formerly
RS Core Equity VIP Series Class I)

RS S&P 500 Index VIP Series Class I

RS High Yield Bond VIP Series Class I

RS Low Duration Bond VIP Series Class I

RS Partners VIP Series Class I

RS Investment Quality Bond VIP Series Class I

RS Money Market VIP Series Class I

Gabelli Capital Asset Fund

RS International Growth VIP Series Class I

RS Emerging Markets VIP Series Class I

RS Small Cap Growth Equity VIP Series Class I
(formerly RS Small Cap Core Equity VIP Series
Class I)

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I

AllianceBernstein VPS Growth & Income Portfolio
Class B

AllianceBernstein VPS Large Cap Growth Portfolio
Class B

AllianceBernstein VPS Global Thematic Growth
Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)

AllianceBernstein VPS Value Portfolio Class B

American Century VP International Fund Class I

American Century VP Value Fund Class I

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Enterprise Portfolio Institutional Shares
(formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Portfolio Institutional Shares
(formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)

Janus Aspen Worldwide Portfolio Institutional Shares
(formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)

Janus Aspen Enterprise Portfolio Service Shares (formerly Janus Aspen Mid Cap Growth Portfolio Service Shares)

Janus Aspen Forty Portfolio Service Shares

Janus Aspen Portfolio Service Shares (formerly
Janus Aspen Large Cap Growth Portfolio Service Shares)

Janus Aspen Worldwide Portfolio Service Shares
(formerly Janus Aspen Worldwide Growth Portfolio Service Shares)

MFS Research Bond Series Initial Class

MFS Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

B-30

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

As of January 1, 2008, the Account adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Account’s view of market assumptions based on internally developed data in the absence of observable market information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1 — inputs are quoted market prices available in active markets for identical assets on the reporting date. Assets in this category generally include actively traded registered mutual funds.

Level 2 — inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active. Assets in this category generally include registered mutual funds that are not actively traded and non-registered collective investments funds.

Level 3 — inputs are unobservable where there is little or no market activity and assumptions are based on internally derived information. Assets in this category generally include all other types of investments that do not meet the criteria of Level 1 or 2. As of December 31, 2009, none of the Accounts investments are considered Level 3.

The Account invests in various registered mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the registered mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the Account net assets in 2009 are based on observable market inputs of the registered mutual funds as published on recognized market exchanges. GIAC’s management reviews each mutual fund’s liquidity in each mutual fund in order to determine the level those investments should be reported.

As of December 31, 2009, all investments of the Account were in actively traded registered mutual funds and were considered Level 1 with a total fair value of $210,027,252.

B-31

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

During 2009, the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. As of December 31, 2009, none of the Separate Accounts registered mutual funds investments level of trading activities is considered to have significantly decreased. As such, the implementation of this guidance does not impact the Separate Accounts investment Level categories.

There were no financial instrument liabilities held by the Account as of December 31, 2009 or during the twelve months then ended.

Subsequent Events

Effective December 31, 2009, the Account adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Account’s financial statements.

The Account considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-32

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2009 were as follows:

	Purchases	Sales
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	$6,573,431	$14,078,328
RS S&P 500 Index VIP Series Class I	362,593	638,704
RS Asset Allocation VIP Series Class I	60,504	477,675
RS High Yield Bond VIP Series Class I	20,474	21,093
RS Low Duration Bond VIP Series Class I	1,381,844	511,226
RS Large Cap Value VIP Series Class I	186,692	623,184
RS Partners VIP Series Class I	130,507	154,131
RS Investment Quality Bond VIP Series Class I	933,108	749,711
RS Money Market VIP Series Class I	3,215,970	3,171,063
Gabelli Capital Asset Fund	691,304	1,704,708
RS International Growth VIP Series Class I	869,616	1,415,628
RS Emerging Markets VIP Series Class I	808,220	1,245,839
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	528,536	1,131,869
Value Line Centurion Fund	1,096,417	1,638,345
Value Line Strategic Asset Management Trust	2,158,754	2,592,922
AIM V.I. Capital Appreciation Fund Series I	518,565	820,867
AIM V.I. Utilities Fund Series I	109,516	357,957
AIM V.I. Core Equity Fund Series I	851,493	1,536,538
AllianceBernstein VPS Growth & Income Portfolio Class B	900,379	234,297
AllianceBernstein VPS Large Cap Growth Portfolio Class B	32,142	62,868
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	84,607	62,600
AllianceBernstein VPS Value Portfolio Class B	108,444	197,352
American Century VP International Fund Class I	360,781	410,410
American Century VP Value Fund Class I	450,145	780,395
Davis Financial Portfolio	5,332	4,681
Davis Real Estate Portfolio	21,580	16,604
Davis Value Portfolio	49,923	60,309
Fidelity VIP Contrafund Portfolio Initial Class	907,202	1,557,044
Fidelity VIP Equity-Income Portfolio Initial Class	330,267	477,100
Fidelity VIP Growth Opportunities Portfolio Initial Class	217,130	358,481
Fidelity VIP High Income Portfolio Initial Class	213,950	197,624
Fidelity VIP Index 500 Portfolio Initial Class	909,976	1,295,743
Fidelity VIP Contrafund Portfolio Service Class 2	76,745	89,206
Fidelity VIP Equity-Income Portfolio Service Class 2	49,146	51,042
Fidelity VIP Growth Opportunities Portfolio Service Class 2	14,900	7,776
Fidelity VIP Mid Cap Portfolio Service Class 2	90,918	89,851
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	295,228	512,947
Janus Aspen Forty Portfolio Institutional Shares	224,343	314,986
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	259,569	304,189
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	449,610	444,219
Janus Aspen Enterprise Portfolio Service Shares (formerly Janus Aspen Mid Cap Growth Portfolio Service Shares)	23,084	33,598
Janus Aspen Forty Portfolio Service Shares	23,814	72,348
Janus Aspen Portfolio Service Shares (formerly Janus Aspen Large Cap Growth Portfolio Service Shares)	42,205	138,950
Janus Aspen Worldwide Portfolio Service Shares (formerly Janus Aspen Worldwide Growth Portfolio Service Shares)	35,997	59,836

B-33

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Purchases	Sales
MFS Research Bond Series Initial Class	$414,343	$165,465
MFS Growth Series Initial Class	323,129	721,496
MFS Investors Trust Series Initial Class	328,934	632,825
MFS New Discovery Series Initial Class	163,887	146,260
MFS Research Series Initial Class	79,094	46,454
MFS Total Return Series Initial Class	719,191	1,077,982

	$28,703,539	$43,494,726

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge through a reduction of the unit value, equal to an annual rate of .60% (will never be more than .90%) of the average daily net assets applicable to the Account for Park Avenue Life Series. For Park Avenue Millennium Series, GIAC deducts a monthly charge by redeeming units of the investment divisions, equal to an annual rate of .60% (reduced to .40% after the policy’s 12th anniversary) of the policy account value.

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance in force, as compensation for the anticipated cost of paying death benefits.

b)	Policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

For the years ended December 31, 2008 and 2009, contractual charges amounted to $12,484,185 and $11,504,441, respectively.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management, Inc. (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

•RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I) •RS Partners VIP Series Class I	•RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)

B-34

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

•RS Investment Quality Bond VIP Series Class I •RS High Yield Bond VIP Series Class I •RS S&P 500 Index VIP Series Class I	•RS Low Duration Bond VIP Series Class I •RS Money Market VIP Series Class I

Effective December 22, 2009, the RS Asset Allocation VIP Series, was liquidated and is no longer available as an investment option under these policies. The policy owner had the option to transfer the amounts to another investment option by the liquidation date. After the liquidation date, the remaining amounts in this investment option was transferred to the RS Money Market VIP Series. GIS served as sub-adviser and provided day-to-day investment management services to the RS Asset Allocation VIP Series.

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

•RS International Growth VIP Series Class I	•RS Emerging Markets VIP Series Class I

Effective November 30, 2009, the sub-advisory agreement between RS Investments and UBS Global AM, was terminated. UBS Global AM, served as sub adviser and provided day-to-day investment management services to the RS Large Cap Value VIP Series. The RS Large Cap Value VIP series is no longer available as an investment option under this contract and was merged into the RS Large Cap Alpha VIP Series.

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	None	0.50%	N/A
RS S&P 500 Index VIP Series Class I	GIS	0.25%	0.2375%
RS High Yield Bond VIP Series Class I	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series Class I	GIS	0.45%	0.4275%
RS Partners VIP Series Class I	None	0.97%	N/A
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	None	0.95%	N/A
RS International Growth VIP Series Class I	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series Class I	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series Class I	GIS	0.50%	0.4750%
RS Money Market VIP Series Class I	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with Gabelli Capital Asset Fund and earns fees of .25% of the average daily net assets. GIAC has administrative service fee agreements with Invesco AIM Advisors, Inc., AllianceBernstein LP, American Century Investment Management Inc., Davis Selected Advisers LP, Fidelity Management & Research Company, Janus Capital Management LLC, M Massachusetts Financial Services Company, and EULAV Asset Management, LLC, which compensate GIAC for administrative services provided. These fees range from .05% to .45% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-35

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2009 and 2008 were as follows:

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)	861,307	(1,276,009)	(414,702)	819,778	(1,164,041)	(344,263)
RS S&P 500 Index VIP Series Class I	63,933	(108,626)	(44,693)	150,551	(230,928)	(80,377)
RS Asset Allocation VIP Series Class I	11,884	(57,791)	(45,907)	9,475	(12,984)	(3,509)
RS High Yield Bond VIP Series Class I	1,574	(1,964)	(390)	1,049	(450)	599
RS Low Duration Bond VIP Series Class I	90,521	(19,153)	71,368	18,458	(3,360)	15,098
RS Large Cap Value VIP Series Class I	25,498	(65,773)	(40,275)	14,261	(12,585)	1,676
RS Partners VIP Series Class I	38,525	(41,158)	(2,633)	10,354	(15,975)	(5,621)
RS Investment Quality Bond VIP Series Class I	82,697	(81,739)	958	56,587	(89,324)	(32,737)
RS Money Market VIP Series Class I	436,198	(429,454)	6,744	477,627	(433,759)	43,868
Gabelli Capital Asset Fund	72,642	(137,097)	(64,455)	74,645	(105,646)	(31,001)
RS International Growth VIP Series Class I	82,444	(115,058)	(32,614)	74,461	(112,217)	(37,756)
RS Emerging Markets VIP Series Class I	37,118	(55,478)	(18,360)	32,070	(48,783)	(16,713)
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)	85,936	(128,235)	(42,299)	81,692	(119,483)	(37,791)
Value Line Centurion Fund	142,655	(187,191)	(44,536)	88,075	(115,298)	(27,223)
Value Line Strategic Asset Management Trust	80,225	(144,892)	(64,667)	78,136	(108,861)	(30,725)
AIM V.I. Capital Appreciation Fund Series I	78,183	(112,220)	(34,037)	40,952	(43,551)	(2,599)
AIM V.I. Utilities Fund Series I	14,256	(49,777)	(35,521)	30,048	(35,662)	(5,614)
AIM V.I. Core Equity Fund Series I	108,759	(177,479)	(68,720)	84,908	(119,560)	(34,632)
AllianceBernstein VPS Growth & Income Portfolio Class B	96,973	(32,886)	64,087	16,931	(30,865)	(13,934)
AllianceBernstein VPS Large Cap Growth Portfolio Class B	3,965	(7,237)	(3,272)	3,763	(6,526)	(2,763)
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)	9,138	(6,754)	2,384	2,541	(3,513)	(972)
AllianceBernstein VPS Value Portfolio Class B	13,588	(25,594)	(12,006)	12,034	(11,793)	241
American Century VP International Fund Class I	37,241	(45,867)	(8,626)	33,764	(36,214)	(2,450)
American Century VP Value Fund Class I	32,316	(64,171)	(31,855)	29,777	(39,391)	(9,614)
Davis Financial Portfolio	612	(538)	74	634	(2,644)	(2,010)
Davis Real Estate Portfolio	1,451	(1,160)	291	1,070	(1,337)	(267)
Davis Value Portfolio	6,585	(7,935)	(1,350)	5,474	(8,893)	(3,419)
Fidelity VIP Contrafund Portfolio Initial Class	143,471	(216,595)	(73,124)	132,084	(194,204)	(62,120)
Fidelity VIP Equity-Income Portfolio Initial Class	50,066	(65,242)	(15,176)	44,544	(63,814)	(19,270)
Fidelity VIP Growth Opportunities Portfolio Initial Class	57,075	(78,674)	(21,599)	50,261	(57,672)	(7,411)
Fidelity VIP High Income Portfolio Initial Class	18,052	(18,904)	(852)	8,884	(17,195)	(8,311)
Fidelity VIP Index 500 Portfolio Initial Class	121,325	(180,604)	(59,279)	102,539	(139,004)	(36,465)
Fidelity VIP Contrafund Portfolio Service Class 2	8,486	(10,086)	(1,600)	8,384	(11,003)	(2,619)
Fidelity VIP Equity-Income Portfolio Service Class 2	4,759	(5,340)	(581)	4,105	(3,849)	256
Fidelity VIP Growth Opportunities Portfolio Service Class 2	3,196	(1,941)	1,255	2,538	(1,888)	650
Fidelity VIP Mid Cap Portfolio Service Class 2	5,589	(5,425)	164	5,204	(4,606)	598
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)	102,449	(143,754)	(41,305)	94,990	(117,072)	(22,031)

B-36

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	2009			2008
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
Janus Aspen Forty Portfolio Institutional Shares	47,318	(59,084)	(11,766)	51,658	(39,075)	12,583
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)	67,677	(72,299)	(4,622)	42,449	(50,273)	(7,824)
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)	118,155	(119,787)	(1,632)	84,467	(70,095)	14,412
Janus Aspen Enterprise Portfolio Service Shares (formerly Janus Aspen Mid Cap Growth Portfolio Service Shares)	3,313	(4,100)	(787)	3,362	(6,165)	(2,803)
Janus Aspen Forty Portfolio Service Shares	3,513	(7,437)	(3,924)	2,488	(3,092)	(604)
Janus Aspen Portfolio Service Shares (formerly Janus Aspen Large Cap Growth Portfolio Service Shares)	6,029	(17,988)	(11,959)	5,635	(4,310)	1,325
Janus Aspen Worldwide Portfolio Service Shares (formerly Janus Aspen Worldwide Growth Portfolio Service Shares)	6,070	(9,050)	(2,980)	5,522	(7,007)	(1,485)
MFS Research Bond Series Initial Class	25,543	(12,496)	13,047	7,331	(9,930)	(2,599)
MFS Growth Series Initial Class	54,773	(92,237)	(37,464)	53,022	(51,695)	1,327
MFS Investors Trust Series Initial Class	41,232	(70,245)	(29,013)	52,037	(68,696)	(16,659)
MFS New Discovery Series Initial Class	30,180	(26,096)	4,084	20,942	(28,434)	(7,492)
MFS Research Series Initial Class	12,411	(8,574)	3,837	8,816	(11,314)	(2,498)
MFS Total Return Series Initial Class	58,158	(95,439)	(37,281)	66,231	(81,234)	(15,003)

B-37

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract owner accounts through redemption of units.

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)
2009	4,371,913	$20.44	$89,357,180	0.60%	0.18%	24.34%
2008	4,775,836	16.44	78,502,969	0.60%	1.23%	-30.05%
2007	5,112,924	23.50	120,144,083	0.60%	0.92%	14.50%
2006	5,424,642	20.52	111,330,703	0.60%	1.92%	16.56%
2005	5,726,889	17.61	100,835,439	0.60%	1.18%	3.67%
RS S&P 500 Index VIP Series Class I
2009	200,366	$8.40	$1,682,814	0.60%	2.02%	25.49%
2008	239,031	6.69	1,599,752	0.60%	2.08%	-37.54%
2007	289,989	10.71	3,107,048	0.60%	1.70%	4.59%
2006	286,123	10.24	2,931,209	0.60%	1.70%	14.77%
2005	278,725	8.93	2,488,039	0.60%	1.60%	3.91%
RS Asset Allocation VIP Series Class I(4)
2009	—	$—	$—	—	—	—
2008	39,064	7.58	295,942	0.60%	1.89%	-37.64%
2007	41,087	12.15	499,164	0.60%	2.55%	4.59%
2006	36,872	11.62	428,283	0.60%	3.75%	12.69%
2005	39,132	10.31	403,364	0.60%	0.73%	3.73%
RS Low Duration Bond VIP Series Class I
2009	98,485	$11.94	$1,176,149	0.60%	5.18%	5.74%
2008	27,387	11.29	309,305	0.60%	4.03%	2.94%
2007	12,315	10.97	135,108	0.60%	4.45%	4.84%
2006	12,713	10.46	133,041	0.60%	3.38%	3.45%
2005	19,931	10.12	201,614	0.60%	4.80%	0.64%
RS Large Cap Value VIP Series Class I(4)
2009	—	$—	$—	—	—	—
2008	38,903	8.55	332,631	0.60%	2.20%	-40.62%
2007	36,611	14.40	527,209	0.60%	1.42%	-0.25%
2006	36,233	14.44	523,045	0.60%	1.36%	17.58%
2005	16,972	12.28	208,366	0.60%	1.69%	8.97%
RS Partners VIP Series Class I
2009	42,547	$11.51	$489,837	0.60%	0.00%	38.82%
2008	45,358	8.29	376,167	0.60%	0.00%	-34.39%
2007	51,161	12.64	646,719	0.60%	0.00%	-2.61%
2006	38,055	12.98	493,954	0.60%	0.25%	8.70%
2005	34,444	11.94	411,315	0.60%	0.15%	3.59%
RS Investment Quality Bond VIP Series Class I
2009	194,019	$20.89	$4,053,949	0.60%	4.10%	10.53%
2008	192,652	18.90	3,641,865	0.60%	4.68%	-0.14%
2007	226,266	18.93	4,283,166	0.60%	4.69%	5.59%
2006	217,036	17.93	3,891,091	0.60%	4.57%	3.56%
2005	210,985	17.31	3,652,503	0.60%	3.98%	1.74%
RS Money Market VIP Series Class I
2009	267,807	$14.66	$3,926,076	0.60%	0.06%	-0.54%
2008	259,105	14.74	3,819,268	0.60%	2.03%	1.45%
2007	226,238	14.53	3,287,287	0.60%	4.84%	4.07%
2006	222,338	13.96	3,104,293	0.60%	4.58%	3.91%
2005	260,374	13.44	3,498,700	0.60%	2.78%	2.07%

B-38

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
Gabelli Capital Asset Fund
2009	347,347	$19.29	$6,700,672	0.60%	0.80%	33.90%
2008	405,320	14.41	5,839,621	0.60%	0.82%	-40.79%
2007	437,767	24.33	10,652,000	0.60%	0.46%	8.48%
2006	454,973	22.43	10,205,276	0.60%	0.30%	21.20%
2005	472,532	18.51	8,745,079	0.60%	0.29%	1.42%
RS International Growth VIP Series Class I
2009	428,836	$21.78	$9,341,206	0.60%	1.85%	38.15%
2008	466,778	15.77	7,359,905	0.60%	1.74%	-43.62%
2007	506,371	27.97	14,162,516	0.60%	3.53%	14.33%
2006	512,946	24.46	12,548,221	0.60%	1.13%	22.69%
2005	518,893	19.94	10,346,225	0.60%	1.56%	15.32%
RS Emerging Markets VIP Series Class I
2009	163,220	$39.95	$6,519,897	0.60%	3.48%	95.19%
2008	181,917	20.46	3,722,913	0.60%	0.29%	-56.91%
2007	198,941	47.49	9,447,702	0.60%	2.05%	44.52%
2006	208,577	32.86	6,853,678	0.60%	0.69%	35.37%
2005	178,762	24.27	4,339,092	0.60%	1.11%	39.67%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
2009	404,243	$16.54	$6,685,757	0.60%	0.00%	36.33%
2008	444,932	12.13	5,397,791	0.60%	0.46%	-35.57%
2007	481,064	18.83	9,058,650	0.60%	0.80%	4.50%
2006	538,285	18.02	9,699,740	0.60%	0.00%	16.46%
2005	561,697	15.47	8,690,754	0.60%	0.23%	-0.44%
Value Line Centurion Fund
2009	455,168	$12.39	$5,641,461	0.60%	0.00%	10.42%
2008	500,880	11.22	5,622,229	0.60%	0.00%	-49.58%
2007	527,709	22.26	11,747,806	0.60%	0.00%	19.99%
2006	567,156	18.55	10,522,225	0.60%	0.00%	3.23%
2005	591,740	17.97	10,634,971	0.60%	0.00%	8.47%
Value Line Strategic Asset Management Trust
2009	429,609	$23.63	$10,149,852	0.60%	1.15%	20.43%
2008	491,572	19.62	9,643,570	0.60%	1.43%	-29.81%
2007	516,874	27.95	14,446,616	0.60%	0.95%	14.59%
2006	552,511	24.39	13,476,532	0.60%	0.93%	6.21%
2005	568,365	22.97	13,052,581	0.60%	0.45%	8.43%
AIM V.I. Capital Appreciation Fund Series I
2009	166,484	$10.11	$1,683,896	0.60%	0.60%	20.35%
2008	197,007	8.40	1,655,660	0.60%	0.00%	-42.84%
2007	198,897	14.70	2,924,278	0.60%	0.00%	11.34%
2006	215,184	13.20	2,841,460	0.60%	0.06%	5.66%
2005	222,172	12.50	2,776,528	0.60%	0.06%	8.18%
AIM V.I. Utilities Fund Series I
2009	76,165	$9.56	$728,278	0.60%	4.48%	14.24%
2008	110,594	8.37	925,674	0.60%	2.69%	-32.76%
2007	116,878	12.45	1,454,946	0.60%	1.92%	19.92%
2006	115,755	10.38	1,201,605	0.60%	4.04%	24.71%
2005	89,121	8.32	741,839	0.60%	3.27%	16.13%

B-39

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
AIM V.I. Core Equity Fund Series I
2009	368,124	$12.58	$4,632,587	0.60%	1.80%	27.53%
2008	435,968	9.87	4,302,071	0.60%	2.13%	-30.56%
2007	466,172	14.21	6,624,773	0.60%	1.07%	7.47%
2006	514,779	13.22	6,807,179	0.60%	1.61%	14.55%
2005	555,776	11.54	6,415,654	0.60%	0.84%	5.02%
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	143,672	$10.23	$1,469,132	0.60%	3.70%	19.63%
2008	79,414	8.55	678,821	0.60%	1.81%	-41.05%
2007	91,148	14.50	1,321,679	0.60%	1.23%	4.23%
2006	100,011	13.91	1,391,335	0.60%	1.15%	16.28%
2005	111,130	11.96	1,329,545	0.60%	1.26%	3.97%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	13,259	$10.79	$143,039	0.60%	0.00%	36.28%
2008	16,349	7.92	129,415	0.60%	0.00%	-40.18%
2007	19,167	13.23	253,642	0.60%	0.00%	12.93%
2006	18,999	11.72	222,639	0.60%	0.00%	-1.24%
2005	17,830	11.86	211,553	0.60%	0.00%	14.15%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	16,371	$10.69	$175,071	0.60%	0.00%	52.22%
2008	14,038	7.03	98,622	0.60%	0.00%	-47.78%
2007	14,965	13.45	201,331	0.60%	0.00%	19.17%
2006	12,010	11.29	135,573	0.60%	0.00%	7.73%
2005	13,130	10.48	137,585	0.60%	0.00%	3.03%
AllianceBernstein VPS Value Portfolio Class B
2009	64,153	$10.32	$661,941	0.60%	3.11%	20.31%
2008	75,463	8.58	647,188	0.60%	2.11%	-41.37%
2007	75,573	14.63	1,105,448	0.60%	1.15%	-4.74%
2006	73,914	15.36	1,134,967	0.60%	0.92%	20.30%
2005	58,913	12.76	751,951	0.60%	1.15%	4.85%
American Century VP International Fund Class I
2009	146,182	$13.35	$1,950,962	0.60%	2.02%	32.96%
2008	154,808	10.04	1,553,893	0.60%	0.81%	-45.16%
2007	157,258	18.30	2,878,114	0.60%	0.64%	17.35%
2006	162,724	15.60	2,537,869	0.60%	1.46%	24.28%
2005	140,814	12.55	1,767,163	0.60%	1.11%	12.57%
American Century VP Value Fund Class I
2009	164,031	$15.77	$2,586,055	0.60%	5.75%	19.14%
2008	195,886	13.23	2,592,042	0.60%	2.41%	-27.22%
2007	205,500	18.18	3,736,099	0.60%	1.59%	-5.71%
2006	217,827	19.28	4,199,936	0.60%	1.33%	17.94%
2005	213,818	16.35	3,495,498	0.60%	0.82%	4.40%
Fidelity VIP Contrafund Portfolio Initial Class
2009	663,054	$12.44	$8,249,605	0.60%	1.41%	34.90%
2008	736,178	9.22	6,789,967	0.60%	0.98%	-42.86%
2007	798,298	16.14	12,885,693	0.60%	0.95%	16.89%
2006	795,116	13.81	10,980,151	0.60%	1.32%	11.05%
2005	702,712	12.44	8,738,786	0.60%	0.25%	16.24%

B-40

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
Fidelity VIP Equity-Income Portfolio Initial Class
2009	219,354	$12.90	$2,829,128	0.60%	2.30%	29.43%
2008	234,530	9.97	2,337,104	0.60%	2.47%	-43.00%
2007	253,800	17.48	4,436,997	0.60%	1.79%	0.92%
2006	269,334	17.32	4,665,581	0.60%	3.34%	19.47%
2005	267,365	14.50	3,876,601	0.60%	1.53%	5.23%
Fidelity VIP Growth Opportunities Portfolio Initial Class
2009	264,637	$8.38	$2,218,973	0.60%	0.49%	44.98%
2008	286,236	5.78	1,655,507	0.60%	0.42%	-55.29%
2007	293,647	12.94	3,798,463	0.60%	0.00%	22.44%
2006	302,030	10.56	3,190,760	0.60%	0.69%	4.82%
2005	309,219	10.08	3,116,417	0.60%	0.92%	8.24%
Fidelity VIP High Income Portfolio Initial Class
2009	40,868	$11.74	$479,725	0.60%	7.97%	43.09%
2008	41,720	8.20	342,247	0.60%	8.29%	-25.44%
2007	50,031	11.00	550,431	0.60%	7.66%	2.17%
2006	51,974	10.77	559,673	0.60%	8.25%	10.57%
2005	47,696	9.74	464,507	0.60%	15.70%	2.08%
Fidelity VIP Index 500 Portfolio Initial Class
2009	523,321	$12.38	$6,479,078	0.60%	2.54%	25.85%
2008	582,600	9.84	5,731,563	0.60%	2.15%	-37.38%
2007	619,065	15.71	9,725,332	0.60%	3.58%	4.81%
2006	668,704	14.99	10,023,356	0.60%	1.72%	15.03%
2005	710,848	13.03	9,262,496	0.60%	1.72%	4.19%
Janus Aspen Enterprise Portfolio Institutional Shares (formerly Janus Aspen Mid Cap Growth Portfolio Institutional Shares)
2009	486,059	$5.81	$2,823,231	0.60%	0.00%	43.96%
2008	527,364	4.03	2,127,812	0.60%	0.25%	-44.06%
2007	549,395	7.21	3,962,666	0.60%	0.22%	21.31%
2006	550,072	5.95	3,270,645	0.60%	0.00%	12.93%
2005	539,631	5.27	2,841,199	0.60%	0.00%	11.63%
Janus Aspen Forty Portfolio Institutional Shares
2009	181,139	$9.75	$1,766,051	0.60%	0.04%	45.46%
2008	192,905	6.70	1,293,000	0.60%	0.14%	-44.49%
2007	180,322	12.07	2,177,231	0.60%	0.34%	36.17%
2006	213,952	8.87	1,897,099	0.60%	0.36%	8.69%
2005	206,952	8.16	1,688,328	0.60%	0.23%	12.17%
Janus Aspen Portfolio Institutional Shares (formerly Janus Aspen Large Cap Growth Portfolio Institutional Shares)
2009	214,449	$6.45	$1,382,148	0.60%	0.55%	35.53%
2008	219,071	4.76	1,041,768	0.60%	0.74%	-40.08%
2007	226,895	7.94	1,800,747	0.60%	0.73%	14.40%
2006	231,424	6.94	1,605,476	0.60%	0.49%	10.71%
2005	234,682	6.27	1,470,581	0.60%	0.34%	3.66%

B-41

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
Janus Aspen Worldwide Portfolio Institutional Shares (formerly Janus Aspen Worldwide Growth Portfolio Institutional Shares)
2009	449,200	$5.98	$2,686,476	0.60%	1.45%	36.87%
2008	450,832	4.37	1,969,860	0.60%	1.22%	-44.99%
2007	436,420	7.94	3,466,700	0.60%	0.75%	8.97%
2006	462,719	7.29	3,373,062	0.60%	1.77%	17.49%
2005	471,161	6.20	2,923,191	0.60%	1.41%	5.23%
MFS Research Bond Series Initial Class
2009	46,168	$18.20	$840,382	0.60%	3.54%	15.46%
2008	33,121	15.77	522,163	0.60%	3.02%	-2.95%
2007	35,720	16.25	580,265	0.60%	3.16%	3.58%
2006	34,636	15.68	543,204	0.60%	4.09%	3.42%
2005	31,265	15.16	474,115	0.60%	5.16%	0.90%
MFS Growth Series Initial Class
2009	263,553	$13.09	$3,449,588	0.60%	0.32%	36.85%
2008	299,728	9.56	2,866,711	0.60%	0.22%	-37.79%
2007	297,888	15.38	4,580,101	0.60%	0.00%	20.45%
2006	335,083	12.77	4,277,446	0.60%	0.00%	7.25%
2005	367,021	11.90	4,368,593	0.60%	0.00%	8.53%
MFS Investors Trust Series Initial Class
2009	211,171	$13.27	$2,801,687	0.60%	1.69%	26.14%
2008	240,494	10.52	2,529,573	0.60%	0.85%	-33.48%
2007	257,257	15.81	4,067,933	0.60%	0.86%	9.64%
2006	286,660	14.42	4,134,181	0.60%	0.49%	12.32%
2005	300,495	12.84	3,858,499	0.60%	0.55%	6.67%
MFS New Discovery Series Initial Class
2009	89,584	$9.88	$885,105	0.60%	0.00%	62.21%
2008	84,950	6.09	517,443	0.60%	0.00%	-39.69%
2007	86,671	10.10	875,419	0.60%	0.00%	1.90%
2006	104,558	9.91	1,036,374	0.60%	0.00%	12.54%
2005	111,837	8.81	985,039	0.60%	0.00%	4.61%
MFS Research Series Initial Class
2009	48,990	$8.20	$401,581	0.60%	1.44%	29.76%
2008	47,159	6.32	297,911	0.60%	0.50%	-36.47%
2007	42,325	9.94	420,868	0.60%	0.69%	12.52%
2006	41,567	8.84	367,327	0.60%	0.49%	9.81%
2005	36,862	8.05	296,635	0.60%	0.48%	7.15%
MFS Total Return Series Initial Class
2009	286,329	$16.66	$4,771,252	0.60%	3.75%	17.32%
2008	314,667	14.20	4,469,331	0.60%	3.13%	-22.60%
2007	322,862	18.35	5,924,724	0.60%	2.52%	3.59%
2006	350,136	17.71	6,202,580	0.60%	2.29%	11.22%
2005	327,243	15.93	5,212,092	0.60%	1.95%	2.20%

B-42

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Large Cap Alpha VIP Series Class I (formerly RS Core Equity VIP Series Class I)
2009	151,002	$7.86	$1,187,063	—	0.18%	25.09%
2008	161,781	6.28	1,016,680	—	1.23%	-29.62%
2007	168,956	8.93	1,508,697	—	0.92%	15.19%
2006	166,339	7.75	1,289,496	—	1.92%	17.26%
2005	158,829	6.61	1,050,011	—	1.18%	4.30%
RS S&P 500 Index VIP Series Class I
2009	58,000	$8.81	$511,119	—	2.02%	26.25%
2008	64,028	6.98	446,922	—	2.08%	-37.16%
2007	93,447	11.11	1,037,940	—	1.70%	5.22%
2006	111,227	10.56	1,174,167	—	1.70%	15.46%
2005	94,506	9.14	864,080	—	1.60%	4.54%
RS Asset Allocation VIP Series Class I(4)
2009	—	$—	$—	—	—	—
2008	6,843	7.95	54,421	—	1.89%	-37.27%
2007	8,329	12.68	105,585	—	2.55%	5.23%
2006	7,307	12.05	88,025	—	3.75%	13.37%
2005	6,248	10.63	66,393	—	0.73%	4.36%
RS High Yield Bond VIP Series Class I
2009	3,767	$15.95	$60,071	—	7.57%	38.10%
2008	4,157	11.55	47,993	—	9.43%	-20.83%
2007	3,558	14.58	51,897	—	8.61%	1.19%
2006	2,934	14.41	42,285	—	7.41%	9.17%
2005	2,606	13.20	34,402	—	6.23%	3.30%
RS Low Duration Bond VIP Series Class I
2009	383	$12.36	$4,738	—	5.18%	6.38%
2008	113	11.62	1,318	—	4.03%	3.56%
2007	87	11.22	976	—	4.45%	5.48%
2006	56	10.63	591	—	3.38%	4.07%
2005	141	10.22	1,440	—	4.80%	1.25%
RS Large Cap Value VIP Series Class I(4)
2009	—	$—	$—	—	—	—
2008	1,372	8.79	12,069	—	2.20%	-40.26%
2007	1,988	14.72	29,266	—	1.42%	0.36%
2006	1,768	14.67	25,943	—	1.36%	18.29%
2005	1,373	12.40	17,030	—	1.69%	9.63%
RS Partners VIP Series Class I
2009	1,018	$11.91	$12,132	—	0.00%	39.66%
2008	840	8.53	7,167	—	0.00%	-34.00%
2007	658	12.92	8,499	—	0.00%	-2.03%
2006	506	13.19	6,681	—	0.25%	9.35%
2005	114	12.06	1,377	—	0.15%	4.22%
RS Investment Quality Bond VIP Series Class I
2009	13,142	$17.53	$230,326	—	4.10%	11.20%
2008	13,551	15.76	213,567	—	4.68%	0.47%
2007	12,674	15.69	198,826	—	4.69%	6.22%
2006	11,962	14.77	176,668	—	4.57%	4.19%
2005	10,416	14.17	147,649	—	3.98%	2.35%
RS Money Market VIP Series Class I
2009	31,128	$12.63	$393,196	—	0.06%	0.06%
2008	33,086	12.62	417,701	—	2.03%	2.06%
2007	22,085	12.37	273,190	—	4.84%	4.70%
2006	19,656	11.81	232,239	—	4.58%	4.53%
2005	18,491	11.30	209,000	—	2.78%	2.69%

B-43

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Gabelli Capital Asset Fund
2009	25,455	$15.11	$384,604	—	0.80%	34.70%
2008	31,937	11.22	358,230	—	0.82%	-40.43%
2007	30,491	18.83	574,142	—	0.46%	9.13%
2006	29,499	17.25	508,968	—	0.30%	21.93%
2005	29,851	14.15	422,395	—	0.29%	2.03%
RS International Growth VIP Series Class I
2009	64,049	$11.03	$706,275	—	1.85%	38.98%
2008	58,721	7.93	465,898	—	1.74%	-43.28%
2007	56,884	13.99	795,743	—	3.53%	15.02%
2006	23,900	12.16	290,671	—	1.13%	23.43%
2005	46,179	9.85	455,023	—	1.56%	16.02%
RS Emerging Markets VIP Series Class I
2009	8,066	$33.95	$273,852	—	3.48%	96.37%
2008	7,729	17.29	133,630	—	0.29%	-56.65%
2007	7,418	39.88	295,850	—	2.05%	45.40%
2006	10,970	27.43	300,887	—	0.69%	36.19%
2005	7,509	20.14	151,225	—	1.11%	40.51%
RS Small Cap Growth Equity VIP Series Class I (formerly RS Small Cap Core Equity VIP Series Class I)
2009	30,872	$12.76	$393,971	—	0.00%	37.15%
2008	32,482	9.30	302,236	—	0.46%	-35.18%
2007	34,141	14.36	490,113	—	0.80%	5.13%
2006	34,002	13.65	464,304	—	0.00%	17.17%
2005	31,087	11.65	362,295	—	0.23%	0.16%
Value Line Centurion Fund
2009	14,136	$5.63	$79,520	—	0.00%	11.09%
2008	12,960	5.06	65,630	—	0.00%	-49.27%
2007	13,354	9.98	133,306	—	0.00%	20.72%
2006	12,063	8.27	99,754	—	0.00%	3.85%
2005	10,151	7.96	80,829	—	0.00%	9.13%
Value Line Strategic Asset Management Trust
2009	21,580	$11.18	$241,328	—	1.15%	21.16%
2008	24,284	9.23	224,146	—	1.43%	-29.39%
2007	29,707	13.07	388,319	—	0.95%	15.28%
2006	30,841	11.34	349,700	—	0.93%	6.85%
2005	29,287	10.61	310,789	—	0.45%	9.08%
AIM V.I. Capital Appreciation Fund Series I
2009	8,762	$5.93	$51,945	—	0.60%	21.08%
2008	12,276	4.90	60,105	—	0.00%	-42.49%
2007	12,985	8.51	110,556	—	0.00%	12.01%
2006	12,746	7.60	96,880	—	0.06%	6.30%
2005	14,130	7.15	101,034	—	0.06%	8.84%
AIM V.I. Utilities Fund Series I
2009	2,189	$10.00	$21,890	—	4.48%	14.93%
2008	3,281	8.70	28,541	—	2.69%	-32.35%
2007	2,611	12.86	33,577	—	1.92%	20.64%
2006	1,871	10.66	19,952	—	4.04%	25.46%
2005	3,052	8.50	25,935	—	3.27%	16.83%

B-44

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AIM V.I. Core Equity Fund Series I
2009	22,303	$8.02	$178,802	—	1.80%	28.30%
2008	23,179	6.25	144,838	—	2.13%	-30.14%
2007	27,607	8.94	246,937	—	1.07%	8.12%
2006	27,027	8.27	223,603	—	1.61%	15.24%
2005	25,523	7.18	183,227	—	0.84%	5.65%
AllianceBernstein VPS Growth & Income Portfolio Class B
2009	2,098	$10.31	$21,636	—	3.70%	20.35%
2008	2,269	8.57	19,438	—	1.81%	-40.69%
2007	4,469	14.45	64,562	—	1.23%	4.86%
2006	4,029	13.78	55,514	—	1.15%	16.98%
2005	2,687	11.78	31,642	—	1.26%	4.60%
AllianceBernstein VPS Large Cap Growth Portfolio Class B
2009	233	$11.30	$2,632	—	0.00%	37.10%
2008	415	8.24	3,422	—	0.00%	-39.82%
2007	360	13.69	4,932	—	0.00%	13.61%
2006	9,773	12.05	117,774	—	0.00%	-0.64%
2005	192	12.13	2,326	—	0.00%	14.84%
AllianceBernstein VPS Global Thematic Growth Portfolio Class B (formerly AllianceBernstein Global Technology Portfolio Class B)
2009	353	$11.20	$3,957	—	0.00%	53.14%
2008	302	7.31	2,206	—	0.00%	-47.46%
2007	347	13.92	4,833	—	0.00%	19.89%
2006	340	11.61	3,950	—	0.00%	8.38%
2005	262	10.71	2,808	—	0.00%	3.65%
AllianceBernstein VPS Value Portfolio Class B
2009	1,616	$10.79	$17,428	—	3.11%	21.04%
2008	2,312	8.91	20,602	—	2.11%	-41.01%
2007	1,961	15.11	29,626	—	1.15%	-4.16%
2006	1,667	15.76	26,281	—	0.92%	21.03%
2005	1,251	13.03	16,298	—	1.15%	5.48%
Davis Financial Portfolio
2009	3,465	$11.73	$40,631	—	0.88%	41.18%
2008	3,391	8.31	28,159	—	0.00%	-46.36%
2007	5,401	15.48	83,638	—	1.15%	-6.05%
2006	5,121	16.48	84,396	—	0.60%	18.50%
2005	5,042	13.91	70,114	—	0.55%	8.38%
Davis Real Estate Portfolio
2009	3,960	$20.01	$79,235	—	2.78%	31.73%
2008	3,669	15.19	55,720	—	0.48%	-46.91%
2007	3,936	28.61	112,618	—	3.39%	-15.48%
2006	5,000	33.85	169,263	—	3.11%	34.37%
2005	4,984	25.19	125,566	—	3.40%	13.14%
Davis Value Portfolio
2009	27,192	$11.29	$306,927	—	0.92%	31.16%
2008	28,542	8.61	245,635	—	1.42%	-40.32%
2007	31,961	14.42	460,912	—	1.20%	4.64%
2006	30,285	13.78	417,396	—	0.82%	15.00%
2005	28,188	11.98	337,818	—	1.02%	9.44%

B-45

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Fidelity VIP Contrafund Portfolio Service Class 2
2009	36,445	$12.98	$472,928	—	1.22%	35.47%
2008	38,045	9.58	364,433	—	0.49%	-42.69%
2007	40,664	16.71	679,679	—	0.76%	17.30%
2006	40,081	14.25	571,115	—	1.00%	11.43%
2005	35,239	12.79	450,607	—	0.11%	16.65%
Fidelity VIP Equity-Income Portfolio Service Class 2
2009	18,210	$11.58	$210,815	—	2.16%	29.88%
2008	18,791	8.91	167,492	—	7.82%	-42.81%
2007	18,535	15.59	288,874	—	1.61%	1.27%
2006	19,228	15.39	295,921	—	2.94%	19.93%
2005	18,187	12.83	233,384	—	1.59%	5.57%
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2009	9,720	$7.22	$70,154	—	0.26%	45.46%
2008	8,465	4.96	41,998	—	0.10%	-55.14%
2007	7,815	11.06	86,423	—	0.00%	22.91%
2006	7,095	9.00	63,849	—	0.47%	5.12%
2005	7,948	8.56	68,038	—	0.60%	8.82%
Fidelity VIP Mid Cap Portfolio Service Class 2
2009	27,536	$21.28	$586,087	—	0.47%	39.75%
2008	27,372	15.23	416,879	—	0.36%	-39.61%
2007	26,774	25.22	675,198	—	0.49%	15.34%
2006	26,415	21.86	577,536	—	0.17%	12.40%
2005	24,639	19.45	479,269	—	0.00%	18.02%
Janus Aspen Enterprise Portfolio Service Shares (formerly Janus Aspen Mid Cap Growth Portfolio Service Shares)
2009	17,379	$12.13	$210,808	—	0.00%	44.44%
2008	18,166	8.40	152,550	—	0.06%	-43.86%
2007	20,969	14.96	313,641	—	0.07%	21.74%
2006	21,638	12.29	265,857	—	0.00%	13.31%
2005	22,367	10.84	242,542	—	0.00%	12.03%
Janus Aspen Forty Portfolio Service Shares
2009	10,547	$14.76	$155,688	—	0.01%	46.01%
2008	14,471	10.11	146,292	—	0.01%	-44.31%
2007	15,075	18.15	273,661	—	0.18%	36.63%
2006	15,646	13.29	207,867	—	0.15%	9.12%
2005	13,887	12.18	169,087	—	0.01%	12.56%
Janus Aspen Portfolio Service Shares (formerly Janus Aspen Large Cap Growth Portfolio Service Shares)
2009	15,520	$9.52	$147,682	—	0.42%	36.01%
2008	27,479	7.00	192,252	—	0.59%	-39.87%
2007	26,154	11.63	304,300	—	0.59%	14.80%
2006	25,823	10.14	261,720	—	0.29%	11.13%
2005	24,611	9.12	224,451	—	0.13%	4.01%
Janus Aspen Worldwide Portfolio Service Shares (formerly Janus Aspen Worldwide Growth Portfolio Service Shares)
2009	26,258	$9.09	$238,726	—	1.29%	37.40%
2008	29,238	6.62	193,462	—	1.01%	-44.81%
2007	30,723	11.99	368,314	—	0.57%	9.36%
2006	30,049	10.96	329,393	—	1.60%	17.94%
2005	31,230	9.29	290,273	—	1.27%	5.57%

B-46

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2009 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
MFS Growth Series Initial Class
2009	21,984	$6.56	$144,200	—	0.32%	37.68%
2008	23,273	4.76	110,883	—	0.22%	-37.42%
2007	23,786	7.61	181,082	—	0.00%	21.17%
2006	24,938	6.28	156,672	—	0.00%	7.89%
2005	24,876	5.82	144,853	—	0.00%	9.19%
MFS Investors Trust Series Initial Class
2009	7,577	$10.04	$76,063	—	1.69%	26.90%
2008	7,267	7.91	57,489	—	0.85%	-33.08%
2007	7,163	11.82	84,673	—	0.86%	10.31%
2006	7,283	10.72	78,044	—	0.49%	12.99%
2005	6,493	9.48	61,579	—	0.55%	7.31%
MFS New Discovery Series Initial Class
2009	9,271	$10.45	$96,932	—	0.00%	63.18%
2008	9,821	6.41	62,921	—	0.00%	-39.33%
2007	15,592	10.56	164,653	—	0.00%	2.52%
2006	15,537	10.30	160,050	—	0.00%	13.22%
2005	14,712	9.10	133,857	—	0.00%	5.25%
MFS Research Series Initial Class
2009	8,231	$8.54	$70,305	—	1.44%	30.54%
2008	6,225	6.54	40,730	—	0.50%	-36.09%
2007	13,557	10.24	138,773	—	0.69%	13.20%
2006	13,957	9.04	126,203	—	0.49%	10.48%
2005	12,309	8.18	100,752	—	0.48%	7.80%
MFS Total Return Series Initial Class
2009	26,767	$15.10	$404,155	—	3.75%	18.03%
2008	35,710	12.79	456,826	—	3.13%	-22.13%
2007	42,518	16.43	698,513	—	2.52%	4.21%
2006	38,529	15.76	607,381	—	2.29%	11.89%
2005	32,164	14.09	453,140	—	1.95%	2.82%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2009, 2008, 2007, 2006 and 2005, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Refer to Note 4.

B-47

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.

and the Contract Owners of The Guardian Separate Account K:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of The Guardian Separate Account K at December 31, 2009 listed in Note 1, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Guardian Insurance & Annuity Company, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2009 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 26, 2010

B-48

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2009	2008
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,777 million; $1,719 million, respectively)	$1,840	$1,610
Affiliated mutual funds, available for sale, at fair value (cost $24 million; $1 million, respectively)	20	1
Trading securities, at fair value (cost $3 million; $20 million, respectively)	3	20
Preferred stock, available for sale, at fair value (amortized cost $5 million; $7 million, respectively)	5	5
Policy loans	99	101
Cash and cash equivalents	114	182
Other invested assets	2	2

Total invested assets	2,083	1,921

Deferred policy acquisition costs	293	349
Investment income due and accrued	28	28
Reinsurance recoverable and other assets	139	300
Accounts receivable	16	12
Current income tax receivable	—	14
Separate account assets	6,992	5,386

Total assets	$9,551	$8,010

Liabilities:
Future policy benefits and other policyholder liabilities	$1,881	$2,036
Due to Guardian Life Insurance Company of America and its affiliates	20	20
Current income tax payable	8	—
Deferred income tax liability	58	9
Accrued expenses and other liabilities	147	209
Separate account liabilities	6,992	5,386

Total liabilities	9,106	7,660

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	195	195
Retained earnings	224	195
Accumulated other comprehensive income (loss), net of deferred taxes	24	(45)

Total stockholder’s equity before noncontrolling interest	445	347
Noncontrolling interest	—	3

Total stockholder’s equity	445	350

Total liabilities and stockholder’s equity	$9,551	$8,010

See notes to consolidated financial statements.

B-49

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Revenues:
Net investment income	$98	$102	$110
Net realized gains (losses) on investments	20	(44)	6
Administrative service fees	211	224	255
Reserve adjustment on reinsurance ceded and other	(18)	(18)	(17)

Total revenues	311	264	354

Benefits and expenses:
Policyholder benefits	72	91	90
Amortization of deferred policy acquisition costs	75	119	70
Other operating costs and expenses	126	200	182

Total benefits and expenses	273	410	342

Income (loss) before income taxes and noncontrolling interest	38	(146)	12

Income taxes:
Current (benefit) expense	(2)	(28)	3
Deferred expense (benefit)	11	(23)	(5)

Total income tax expense (benefit)	9	(51)	(2)

Income (loss) before noncontrolling interest	29	(95)	14

Noncontrolling interest, net of taxes	—	1	—

Net income (loss) available to the Company	29	(94)	14

Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of deferred taxes	69	(43)	1

Comprehensive income (loss)	$98	$(137)	$15

See notes to consolidated financial statements.

B-50

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Retained Earnings	Acumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity before Non- controlling Interest	Non- controlling Interest	Total Stockholder’s Equity
	(In millions)

Balance, December 31, 2006	$2	$173	$282	$(9)	$448	$—	$448
Comprehensive income:
Net income	—	—	14	—	14	—	14
Prior period and change in unrealized investment gains (losses) on available-for-sale securities (See Note 2)	—	—	(7)	7	—	—	—
Change in noncontrolling interest ownership	—	—	—	—	—	3	3

Balance, December 31, 2007	$2	$173	$289	$(2)	$462	$3	$465
Comprehensive income:
Capital contribution	—	22	—	—	22	—	22
Net loss	—	—	(94)	—	(94)	(1)	(95)
Change in unrealized investment (losses) gains, net of deferred taxes	—	—	—	(43)	(43)	—	(43)
Change in noncontrolling interest ownership	—	—	—	—	—	1	1

Balance, December 31, 2008	$2	$195	$195	$(45)	$347	$3	$350
Comprehensive income:
Net income	—	—	29	—	29	—	29
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	69	69	—	69
Change in noncontrolling interest ownership	—	—	—	—	—	(3)	(3)

Balance, December 31, 2009	$2	$195	$224	$24	$445	$—	$445

See notes to consolidated financial statements.

B-51

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2009	2008	2007
	(In millions)
Operating activities:
Net income (loss)	$29	$(94)	$14
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	7	8	9
Net realized (gains) losses on investments	(52)	58	(5)
Provision for deferred federal income taxes	11	(23)	(6)
Changes in
Trading securities	18	(12)	(16)
Deferred policy acquisition costs	(27)	50	(15)
Investment income due and accrued	—	—	5
Reinsurance recoverable and other	8	(76)	23
Current income taxes liability (receivable), net	22	(6)	(11)
Accounts receivable	(4)	2	3
Future policy benefits and other policyholder liabilities	121	67	(161)
Due to Guardian Life Insurance Company of America and its affiliates	—	1	1
Accrued expenses and other liabilities	(62)	84	(9)

Net cash provided by (used in) operating activities	71	59	(168)

Investment activities:
Proceeds from investments sold or matured
Bonds	446	428	753
Affiliated mutual funds	—	—	14
Preferred stocks	—	—	1
Investments purchased
Bonds	(514)	(459)	(556)
Affiliated mutual funds	(9)	—	(4)
Transferred (to) from affiliated mutual funds (from) to trading securities	(7)	11	—
Change in policy loans, net	2	(5)	(5)

Net cash (used in) provided by investing activities	(82)	(25)	203

Financing activities:
Additions to policyholder contract deposits	167	117	133
Withdrawals from policyholder contract deposits	(224)	(210)	(329)
Additional paid in capital	—	22	—

Net cash used in financing activities	(57)	(71)	(196)

Net decrease in cash and cash equivalents	(68)	(37)	(161)

Cash and cash equivalents, at beginning of year	182	219	380

Cash and cash equivalents, at end of year	$114	$182	$219

Supplemental disclosure:
Federal income taxes (recovered) paid	$(29)	$(26)	$1

See notes to consolidated financial statements.

B-52

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable life insurance policies. For variable products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”) and Securities Investor Protection Corporation. PAS is also a registered investment advisor under the Investment Advisers Act of 1940 and was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”), a wholly owned subsidiary of The Guardian.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of FINRA, and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products. RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, serves as the investment adviser on the RS Mutual Fund Family. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company had established nineteen insurance separate accounts, of which two were dissolved during 2009, whose sole purpose was to fund certain employee benefit plans of The Guardian (see Note 10). As of December 31, 2009, the Company has established seventeen insurance separate accounts primarily to support the variable annuity and life insurance products. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing

B-53

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, affiliated mutual funds and preferred stocks are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive income (loss).” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and if management has the intent to sell the security or would be required to sell the security before it recovers its cost basis. Impairments that are considered other-than-temporary are included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are primarily investments in affiliated mutual funds; these include consolidated mutual funds where the Company has a controlling financial interest (greater than 50%) and equity method mutual funds where the Company has at least 20% ownership. Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures. Derivative positions are carried at fair value, principally by obtaining quoted market prices. Changes in fair value are reported in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains (losses) on investments

Gains and (losses) on investments are computed using the specific identification method. “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows GAAP accounting guidance for insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts, which provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts.

Costs associated primarily with and that vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss)”.

B-54

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over twenty-five years, which is a reasonable estimate of the life of the contract. Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit was 8% at December 31, 2009 and 2008. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised (see Note 5).

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Reinsurance recoverable and other assets

Reinsurance recoverable and other assets consist primarily of amount due from reinsurers, deferred, uncollected and unpaid premiums, receivables for service fees and asset derivative.

Accounts receivable

Accounts receivable consist primarily of fees receivable by the general account from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of unearned revenue reserve, reinsurance payables, outstanding checks, contingent tax liability, payables to custodians, and commissions payable.

Noncontrolling Interest

Noncontrolling interest represents the share of income belonging to noncontrolling owners in the consolidated mutual funds of the Company. Noncontrolling interest income (expense), net of tax, was $1 million and ($0.1) million for years ended December 31, 2008 and 2007, respectively, in the Consolidated Statements of income and Comprehensive Income. Noncontrolling interest equity was $3 million at December 31, 2008. There were no such balances in 2009 (see Note 10).

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

B-55

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. The Company has additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred Federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

The Company follows GAAP accounting guidance related to accounting for uncertainty in income taxes, which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. GAAP also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The Internal Revenue Code (the “Code”) limits the amount of non-life insurance losses that may offset the life insurance company taxable income. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because on a statutory basis: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in subsidiaries of the Company’s wholly-owned subsidiaries and majority owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in surplus; only when dividends are distributed is income recognized; 9) annuity and certain insurance premiums are recognized as premium income and 10) changes in deferred tax assets and liabilities, except those allocated to changes in unrealized gains and losses, are recognized as a separate component of surplus. Deferred tax assets not meeting certain criteria are non-admitted and 11) investments in affiliated mutual funds where the Company has a controlling financial interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

Codification

In June 2009, the Financial Accounting Standards Board (the “FASB”) released FASB Accounting Standards CodificationTM (“Codification”). All existing accounting standard documents were superceded and Codification became the sole source of authoritative non-governmental GAAP. Codification does not change existing GAAP guidance but instead provides a consistent organizational structure to simplify user access to its contents. Hereafter, the FASB will not issue new authoritative standards in the form of statements, FASB Staff Position (FSPs) or Emerging Issues Task Force (EITF) abstracts, but will update the Codification. Codification did not result in any change in the Company’s significant accounting policies.

Accounting for Transfers of Financial Assets

In June 2009, the FASB issued updated guidance related to the accounting for transfers of financial assets. This updated guidance revises current guidance on transfers of financial assets by eliminating the qualifying special-purpose entity concept, providing certain conditions that must be met to qualify for sale accounting, changing the amount of gain or loss recognized on certain transfers and requiring additional disclosures. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The Company is currently assessing the impact of this updated guidance on the Company’s consolidated financial statements.

Amendments to Consolidation Guidance for Variable Interest Entities

In June 2009, the FASB issued updated guidance which eliminates the exemption for qualifying special-purpose entities (“QSPEs”), as well as amends the consolidation guidance for variable interest entities (“VIEs”). This updated guidance removes the quantitative-based assessment for consolidation of VIEs and, instead, requires a qualitative assessment of whether an entity has the power to direct the VIE’s activities and, whether the entity has the obligation to absorb losses or the right to receive benefits that could be significant to the VIE. This updated guidance also requires an ongoing reassessment of whether an entity is the primary beneficiary of a VIE. This updated guidance is effective as of the beginning of the first fiscal year that begins after November 15, 2009 and will be adopted by the Company in 2010. The implementation of this guidance will not impact the Company’s consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Business Combinations

Effective January 1, 2009, the Company adopted new accounting guidance related to business combinations and accounting for assets acquired and liabilities assumed in a business combination that arise from contingencies. The new accounting guidance retains the fundamental requirements which require the acquisition method of accounting for business combination. The new accounting guidance broadens the scope and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and definition of a business. In April 2009, the FASB issued new guidance related to the recognition and measurement of contingencies acquired in a business combination. The new accounting guidance clarifies that contingent assets acquired and liabilities assumed in a business combination are measured at the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available at the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized at the acquisition date based on the estimated amount. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement as there have been no acquisitions during 2009.

Equity Method Investment Accounting

Effective January 1, 2009, the Company adopted new accounting guidance related to equity method accounting including how an equity method investment should initially be measured, how it should be tested for impairment and how changes in classification from equity method to cost method should be treated. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statement.

Noncontrolling Interests in Consolidated Financial Statements

Effective January 1, 2009, the Company adopted new accounting guidance on noncontrolling interests in consolidated financial statements. This new accounting guidance establishes accounting and reporting standards for noncontrolling interest in a subsidiary and clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity should be reported as equity, separate from the parent’s equity, in the consolidated financial statements. In addition, consolidated net income should be adjusted to include the net income attributable to the noncontrolling interest. This new accounting guidance required retrospective adoption of the presentation and disclosure requirements for existing noncontrolling interests. Adoption did not have an impact on the Company’s consolidated financial statements.

Accounting for Transfers of Financial Assets and Repurchase Financing Transactions

Effective January 1, 2009, the Company adopted new accounting guidance related to accounting for transfers of financial assets and repurchase financing transactions. The new accounting guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The adoption of this new accounting guidance did not have an impact on the Company’s consolidated financial statements.

Disclosures about Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted new accounting guidance related to disclosures about derivative instruments and hedging activities. The new accounting guidance required enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. See Note 3 and Note 4 for disclosures required by this new accounting guidance.

Subsequent Events

Effective December 31, 2009, the Company adopted new accounting guidance related to subsequent events which is effective for interim or fiscal periods ending after June 15, 2009 and shall be applied prospectively. The new accounting

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

guidance establishes general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The adoption of this new accounting guidance did not have an impact on the Company’s financial statements.

Recognition and Presentation of Other-Than-Temporary Impairments

During 2009, the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. The new accounting guidance amends existing guidance on other-than-temporary impairments for debt securities and requires the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery. This new accounting guidance requires presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and expanded disclosures. The adoption of this guidance did not have a material impact to the Company’s consolidated financial statements. See Note 3 for further information regarding the implementation of this accounting guidance.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company will recognize a liability and expense when assessments are levied or when it is reasonably probable that a liability has been incurred and it can be reasonably estimated.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2009, to comply with newly issued accounting guidance, the Company correctly reflected noncontrolling interest, which had previously been reported as “Accrued expenses and other liabilities and Net realized gains (losses) on investments” in the Consolidated Balance Sheets and the Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, noncontrolling interest has been revised in the 2008 Consolidated Balance Sheets, Consolidated Statements of Income and Comprehensive Income, Consolidated Statements of Changes in Stockholder’s Equity, and Consolidated Statements of Cash Flows. Total revenues decreased by $2 million and deferred income tax benefit increased by $1 million in 2008. There was no effect on the total Company’s earnings and stockholder’s equity. There were no such reclasses for 2007.

In 2008, the Company correctly reflected certain fee income and related deferrals, which had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2007 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2007 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses were each decreased by a net amount of $14 million in 2007. There was no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income does not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision had no effect on the Company’s total Stockholder’s Equity at December 31, 2007. There were no such adjustments for the years ended December 31, 2009 or 2008.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS AND DERIVATIVE INSTRUMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stocks and affiliated mutual funds as of December 31:

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2009		Gains	(Losses)
	(In millions)
U.S. Government	$12	$—	$(1)	$11
Special Revenue	18	—	—	18
State Territories	7	—	—	7
Industrial and Miscellaneous	1,740	74	(10)	1,804

Total Bonds	$1,777	$74	$(11)	$1,840

Preferred Stocks	$5	$—	$—	$5

Affiliated Mutual Funds	$24	$—	$(4)	$20

Trading Securities	$3	$—	$—	$3

	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
December 31, 2008		Gains	(Losses)
	(In millions)
U.S. Government	$4	$1	$—	$5
All other Government	7	—	—	7
Special Revenue	7	—	—	7
Public Utilities	230	1	(10)	221
Industrial and Miscellaneous	1,471	8	(109)	1,370

Total Bonds	$1,719	$10	$(119)	$1,610

Preferred Stocks	$7	$—	$(2)	$5

Affiliated Mutual Funds	$1	$—	$—	$1

Trading Securities	$20	$—	$—	$20

The amortized cost and estimated fair value of bonds at December 31, 2009 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$171	$174
Due after one year through five years	1,330	1,386
Due after five years through ten years	111	114
Due after ten years	68	69
Sinking fund bonds, mortgage backed securities and asset backed securities	97	97

Total	$1,777	$1,840

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Proceeds from the sales and maturities of bonds amounted to $446 million, $428 million and $753 million for the years ended December 31, 2009, 2008 and 2007, respectively. Gross gains of $1 million, $1 million and $3 million and gross losses of $3 million, $16 million and $2 million were realized on sales and prepayments of bonds for the years ended December 31, 2009, 2008 and 2007, respectively.

In 2009, proceeds from sales and maturity of investment in affiliated mutual funds amounted to $8 million. Gross losses of $4 million were realized on sales of affiliated mutual funds in 2009. For the year ended December 31, 2008, there were no sales of affiliated mutual funds. In 2007, proceeds of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10).

In 2009 or 2008, there were no sales of preferred stocks. In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December, 31 2009 and 2008, were as follows:

December 31, 2009	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$8	$(1)	$—	$—	$8	$(1)
Special Revenue	9	—	—	—	9	—
State Territories	5	—	—	—	5	—
Industrial and Miscellaneous	118	(2)	116	(8)	234	(10)

Total Bonds	140	(3)	116	(8)	256	(11)

Affiliated Mutual Funds	—	—	12	(4)	12	(4)

Total temporarily impaired securities	$140	$(3)	$128	$(12)	$268	$(15)

December 31, 2008	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
Public Utilities	$145	$(6)	$19	$(4)	$164	$(10)
Industrial and Miscellaneous	870	(69)	182	(40)	1,052	(109)

Total Bonds	1,015	(75)	201	(44)	1,216	(119)

Preferred Stocks	1	(2)	—	—	1	(2)

Total temporarily impaired securities	$1,016	$(77)	$201	$(44)	$1,217	$(121)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were fifty-six securities in an unrealized loss position for greater than 12 months with a book value of $140 million and a fair value of $128 million as of December 31, 2009.

As of each balance sheet date, the Company evaluates securities holdings in an unrealized loss position. Where we have the intent to sell the security or would be required to sell the security before it recovers its cost, we record the realized loss in net income. When there has been an adverse change in underlying cash flows on lower quality securities holdings that represent an interest in securitized financial assets, we record the realized loss in net income.

For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a

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(continued)

security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. We measure impairment charges based upon the difference between the book value of a security and its fair value. We generally intend to hold securities that are in an unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists.

The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does not hold any asset-back securities (ABS) with sub-prime mortgage exposure as of December 31, 2009.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit features (“GMWB riders”). These guaranteed minimum benefit riders are considered embedded derivatives. The GMWB riders are carried at fair value and reported in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. Changes in the fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The Company enters into Standard and Poors (“S&P”) 500 future contracts and U.S. Treasury futures contracts to mitigate exposure to market fluctuations for the Company’s GMWB product. These futures contracts are traded on an exchange that requires daily settling through participant’s collateral accounts which mitigates the Company’s exposure to default by the counter party. These derivative contracts are not designated as hedging instruments for the purpose of hedge accounting under GAAP. The futures contracts are reported at fair value in “Accrued expenses and other liabilities”. Changes in fair value are reported as “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

In addition to the using S&P 500 future contracts and U.S. Treasury futures contracts to hedge the market volatility of these riders, the Company has also entered into a reinsurance treaty (“GMWB reinsurance contract”) during 2007 with an authorized third party reinsurer to minimize the claim exposure and the volatility to net income associated with the GMWB riders. The reinsurance contract obligates the reinsurer to reimburse GIAC for 90% of its claims resulting from GMWB business. The reinsurance treaty does not cover new GMWB riders entered into beginning January 1, 2009. The reinsurance treaty is also considered to be a derivative instrument. The contract is carried at fair value and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheet. The change in the fair value of the GMWB reinsurance contract is included in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

The following table provides a summary of the notional amount, fair value and net realized gain or loss on derivative instruments held by the Company as of December 31, 2009 and 2008.

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2009		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$(33)	$—	$(35)	$(32)
GMWB Direct (includes reinsurance assets)	—	41	34	154
GMWB Ceded	—	31	—	(110)

Total Derivatives	$(33)	$72	$(1)	$12

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(continued)

	Notional Amount	Fair Value		Net Realized Gains (Losses)
December 31, 2008		Assets	Liabilities
	(In millions)
Non-qualifying Hedge Relationships
Futures Contracts	$108	$115	$—	$17
GMWB Direct	—	—	214	(131)
GMWB Ceded	—	183	—	118

Total Derivatives	$108	$298	$214	$4

Restricted Assets and Special Deposits

Assets of $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company periodically enters into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $25 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2008 and are subject to repurchase. As of December 31, 2009, there are no such assets. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2009	2008	2007
	(In millions)
Bonds	$93	$93	$91
Affiliated mutual funds and trading securities	2	1	1
Policy loans	6	6	5
Cash and cash equivalents	—	4	16
Other	1	1	—

Gross investment income	102	105	113
Less: investment expenses	(4)	(3)	(3)

Net investment income	$98	$102	$110

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2009	2008	2007
	(In millions)
Bonds	$(3)	$(24)	$1
Preferred Stocks	(1)	—	—
Futures	(32)	17	—
Affiliated mutual funds and trading securities	(4)	(12)	8
Derivatives	60	(27)	—
Other	—	2	(3)

Net realized gains (losses) on investments	$20	$(44)	$6

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $2 million, $8 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively. These losses were all credit related.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated other comprehensive income (loss), net of deferred taxes. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income (loss), net of tax” in earlier periods.

The amounts for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2006	(16)	3	5	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$5	$(2)
Net unrealized investments (losses) gains on investments arising during period	(99)	—	35	(64)
Reclassification adjustments for (gains) losses included in net income	(8)	—	3	(5)
Impact of net unrealized investment losses (gains) on deferred policy acquisition costs	—	40	(14)	26

Balance, December 31, 2008	(112)	39	29	(45)
Net unrealized investments gains (losses) on investments arising during period	193	—	(68)	125
Reclassification adjustments for losses included in net income	(10)	—	4	(6)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(77)	27	(50)

Balance, December 31, 2009	$71	$(38)	$(8)	$24

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

As of January 1, 2008, the Company adopted the FASB’s new guidance pertaining to fair value. This new guidance defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements as seen below. The adoption of this guidance does not require any new fair value measurements and did not result in a change in how the Company values its assets or liabilities.

During 2008 the FASB issued new accounting guidance to further clarify existing guidance on the measurement and disclosure of fair value. Effective January 1, 2008, a scope exception for lease classification and measurement for leases accounted for under existing authoritative was enacted. The application of this guidance had no impact on the Company’s financial statements.

Additionally, on January 1, 2008, the Company elected to adopt provisions which allowed an entity to delay the application of this statement for certain non-financial assets and liabilities until January 1, 2009. These non-financial assets and liabilities include those fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. Beginning on January 1, 2009, the Company fully implemented the guidance previously deferred pertaining to non-financial assets and liabilities. The implementation of this guidance in 2009 did not have an impact on the Company’s financial statements as no impairments to non-financial assets were recorded and the Company does not otherwise carry any of its non-financial assets or liabilities at fair value.

Effective September 30, 2008, the Company applied guidance issued by the FASB which provided criteria for how a company’s internal cash flow and discount rate assumptions should be considered in the measurement of fair value when relevant market data does not exist, how observable market information in an inactive market affects fair value measurement and how the use of market quotes should be considered when assessing the relevance of observable and unobservable inputs available to measure fair value. The application of this guidance did not have a material impact on the Company’s financial statements.

During 2009 the FASB issued additional clarifying guidance on the measurement and reporting of fair value. In April 2009, the FASB issued guidance effective for interim and annual periods ending after June 15, 2009, centered on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The guidance also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. Enhanced disclosures around valuations inputs and techniques used during annual and interim periods are also required. The implementation of this guidance did not have an impact on the Company’s financial statements.

In September 2009, the FASB issued an update that provides amendments to the guidance for the fair value measurement of investments in certain entities that calculate net asset value per share or its equivalent. The amendments allow a company to measure the fair value of certain investments on the basis of their net asset value per share. The adoption of this guidance did not impact the amounts reported on the face of these financial statements but did change how they are disclosed in this note as described below under Separate Account Assets.

As of January 1, 2008, the Company also adopted guidance that provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value of financial instruments that the Company elects to report at fair value are reported in net income in the current reporting period. The adoption of this guidance did not impact the consolidated financial statements, as the Company did not elect to fair value any additional financial instruments during 2008 or 2009. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions based on internally developed data in the absence of observable market

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information. The guidance requires entities to maximize the use of observable inputs and minimize the use of unobservable inputs when determining the fair value of an asset or liability. The statement classifies all assets and liabilities carried or disclosed at fair value in one of the following three categories:

Level 1—inputs are quoted market prices available in active markets for identical assets or liabilities on the reporting date. Assets included in this category include U.S. Treasury securities, common stocks, derivative instruments traded on an exchange and actively traded registered mutual funds whether held directly by the general account of the Company or by a separate account.

Level 2—inputs are quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model derived valuations whose inputs are observable or whose significant value drivers are observable. These types of instruments include fixed maturity instruments, common stocks that are not actively traded, preferred stocks, certain investments in registered mutual funds in which the fund holds instruments that are not actively traded and non-registered collective investments funds.

Level 3—inputs are unobservable where there is little or no market activity for the asset or liability and the Company makes estimates and assumptions based on internally derived information. Instruments held in this category include mortgage loans, embedded derivatives such as GMWB riders and their corresponding reinsurance contracts and private placement securities.

The following table summarizes changes to the Company’s financial instruments carried at fair value hierarchy levels for the years ending December 31, 2009 and 2008.

December 31, 2009	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$11	$—	$—	$11	$11
Special Revenue	—	18	—	18	18
State Territories	—	7	—	7	7
Industrial and Miscellaneous	—	1,736	68	1,804	1,804

Total Bonds	11	1,761	68	1,840	1,840
Preferred stocks and affiliated mutual funds	20	1	4	25	25
Trading securities	3	—	—	3	3
Derivative instruments	—	—	72	72	72
Separate account assets	6,488	504	—	6,992	6,992

Total Assets	$6,522	$2,266	$144	$8,932	$8,932

Liabilities
Derivative instruments	$—	$—	$34	$34	$34

Total Liabilities	$—	$—	$34	$34	$34

B-66

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Level 1	Level 2	Level 3	Total Fair Value	Carrying Amount
	(In millions)
Assets
Investments:
Available-for-sale securities:
U.S. Government	$5	$—	$—	$5	$5
All other Government	—	7	—	7	7
Special Revenue	—	7	—	7	7
Public Utilities	—	221	—	221	221
Industrial and Miscellaneous	—	1,323	47	1,370	1,370

Total Bonds	5	1,558	47	1,610	1,610
Preferred stocks and affiliated mutual funds	1	5	—	6	6
Trading securities	17	3	—	20	20
Derivative instruments	—	—	183	183	183
Separate account assets	3,807	1,567	12	5,386	5,386

Total Assets	$3,830	$3,133	$242	$7,205	$7,205

Liabilities
Derivative instruments	$—	$—	$214	$214	$214

Total Liabilities	$—	$—	$214	$214	$214

The Company obtains the fair value of financial instruments held in its portfolio, from a number of sources. These sources include published market quotes for active market exchange traded instruments, third party pricing vendors, investment banks which are lead market makers in certain markets, broker quotes and the use of internal valuation models that use market observable inputs when available and Company derived inputs when external inputs are not available or deemed to be inaccurate.

Bonds, noncontrolling interest in affiliated mutual funds, trading securities and preferred stocks are valued based on quoted prices from active markets when available (Level 1). When the Company cannot obtain a quoted market price directly it relies on values provided by a third party pricing vendor. This is the pricing source for the majority of the Company’s security investments. Consolidated mutual funds are valued based on the underlying holdings of the respective mutual funds.

The pricing vendor values these securities using market inputs, including benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, where possible, procedures performed by management include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with brokers as well as observations of general market movements for those asset classes. Pricing provided by the third party pricing vendor is generally considered to be a (Level 2). The Company’s Investment Division portfolio managers, for each asset sector, review the values assigned by the pricing vendor for reasonableness. If the portfolio manager has an issue with a price a discussion will take place with the pricing vendor. If the portfolio manager still does not agree with the pricing provided by the pricing vender, the value determined by the Company’s portfolio manager will be reported as a (Level 3).

Fair values for private placement securities are estimated using internal pricing models or independent broker quotations. The internal pricing models use both observable and unobservable inputs and consider the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. Observable inputs include the U.S. Treasury yield curve and market yields obtained from a third party investment banker who is active in the secondary market. Unobservable inputs include

B-67

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Company derived credit rating when the instrument is not rated by a National Recognized Securities Rating Organization such as Standard & Poor or Moody’s rating agencies. Private placement securities that are valued using observable inputs are considered to be a Level 2. If unobservable inputs have a material impact on the valuation of the private placement security it is a Level 3.

Derivative Instruments are valued through the use of quoted market prices for exchange-traded derivatives (Level 1), third party pricing model and a third party pricing service for over-the-counter (“OTC”) traded derivatives (Level 2). Certain annuity contracts contain guaranteed withdrawal benefits, which are considered embedded derivatives under GAAP. These guarantees or riders, as they are referred, are partially reinsured by an authorized third party reinsurance company. These reinsurance contracts are also considered derivative instruments under GAAP. Both the riders and the reinsurance contracts are considered a (Level 3) due to the use of unobservable inputs that have a significant effect on the pricing of these instruments.

The third party pricing model used to determine fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that are assumed to be consistent with what market participants would use when pricing the instruments. The significant inputs to the pricing models for most over-the-counter derivatives are inputs that are observable in the market or can be derived principally from or corroborated by observable market data. Significant observable inputs include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility.

The methodology used by the third party pricing service for derivative investments is the same as that described above under the bonds, affiliated mutual funds, trading securities and preferred stocks section.

The fair value of the riders associated with certain annuity products and corresponding reinsurance contracts are estimated by the Company’s actuaries. The fair value for these instruments is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. Significant observable inputs used in the calculation of fair value include market volatilities and swap curves derived or obtained from public sources. Unobservable Company specific inputs include mortality assumptions, estimates of withdrawals, annuitization and lapse assumptions. The significant use of unobservable inputs causes these derivatives to be classified as Level 3.

Separate Account Assets—The Company sponsors Separate Accounts that support certain products that it sells. The separate accounts invest in various mutual funds managed by RS Investment Management Co., an affiliated company, and unaffiliated third parties. The fair value of the mutual funds is based upon the reported net asset values (“NAVs”) as provided by the fund manager. The Fair Value Hierarchy level of the separate account assets as of December 31, 2009 is based on observable market inputs of the registered mutual funds as published on recognized market exchanges and not the underlying holdings of the respective registered mutual funds as disclosed in 2008. The Company’s management reviews each mutual fund liquidity in order to determine the level those investments should be reported. As of December 31, 2009, the level of trading activities pertaining to the Separate Accounts registered mutual funds investments has not significantly decreased. As such, the adoption of this guidance does not impact the Separate Accounts investment Level categories. Generally, actively traded registered mutual funds investments by the fund are considered a (Level 1), non-registered collective investments funds by the fund that have no redemption restrictions or fees associated with it and are open to new investors are considered a (Level 2) and all other types of investments made by the fund that do not meet the criteria of Level 1 or 2 are reported as a (Level 3). As of December 31, 2009, none of the Separate Accounts investments are considered Level 3.

B-68

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table summarizes changes to the Company’s financial instruments carried at fair value and classified as a (Level 3) in the fair value hierarchy for the years ending December 31, 2009 and 2008.

December 31, 2009	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$47	$—	$5	$(4)	$20	$68	$—

Total Bonds	47	—	5	(4)	20	68	—
Preferred stocks and affiliated mutual funds	—	—	—	—	4	4
Derivative instruments	183	(110)	—	(1)	—	72	—
Separate account assets	12	—	—	—	(12)	—	—

Total Assets	$242	$(110)	$5	$(5)	$12	$144	$—

Liabilities
Derivative instruments	214	(154)	—	(26)	—	34	—

Total Liabilities	214	(154)	—	(26)	—	34	—

Total net	$28	$44	$5	$21	$12	$110	$—

Net transfers into/ (out of) Level 3 during 2009 consist primarily of private placement securities that are part of the Industrial and Miscellaneous line in the above table. The fair value for certain private placement securities rely on broker quotes (Level 3).

B-69

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

December 31, 2008	Beginning Fair Value	Items included in earnings, net	Gains (losses) in OCI	Purchases/ issuances and sales/ settlements, net	Transfers into/ (out of) Level 3	Ending Fair Value	Changes in unrealized gains (losses) in earnings due to assets/ liabilities still held
	(In millions)
Assets
Investments:
Available-for-sale securities:
Industrial and Miscellaneous	$151	$(7)	$—	$(18)	$(79)	$47	$—

Total Bonds	151	(7)	—	(18)	(79)	47	—
Derivative instruments	12	118	—	53	—	183	—
Separate account assets	40	—	(11)	(5)	(12)	12	(11)

Total Assets	$203	$111	$(11)	$30	$(91)	$242	$(11)

Liabilities
Derivative instruments	13	131	—	70	—	214	—

Total Liabilities	13	131	—	70	—	214	—

Total net	$190	$(20)	$(11)	$(40)	$(91)	$28	$(11)

Net transfers into/ (out of) Level 3 during 2008 consist primarily of private placements that are part of the Industrial and Miscellaneous line in the above table. The fair value of these securities was previously determined by using strictly broker quotes (Level 3). Beginning in the fourth quarter 2008, the fair value of these securities was determined by use of a pricing matrix which contained both observable and unobservable inputs resulting in some of these securities being categorized as Level 2.

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31, were as follows:

	2009	2008
	(In millions)
Balance, beginning of year	$349	$359
Capitalization of deferrable expenses	77	44
Amortization	(75)	(119)
Derivative hedging	(5)	—
Change in unrealized investment (gains) losses, net	(77)	40
Interest on DAC	24	25

Balance, end of year	$293	$349

During 2009, the Company refined the modeling assumptions related to the guaranteed living benefits riders, maintenance expenses and lapses. Additionally, in 2009 the Company refined the calculation of unrealized gains or losses on investments which impacts the actual margins used for DAC amortization. The net impact of these refinements, which were change in estimates, was a $21 million decrease in DAC.

B-70

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2008, the Company refined the mean reversion policy in light of the market conditions. The refinement of the mean reversion policy resulted in an $8 million decrease in DAC. Deferred policy acquisition costs were also adjusted for the impact of unrealized gains and losses in investments as if those gains and losses had been realized. Due to the market conditions, DAC decreased by $77 million and increased by $40 million due to the decrease and increase in unrealized gains and losses in 2009 and 2008, respectively.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31, were as follows:

	2009	2008
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$460	$490

Future policy benefits	460	490

Policyholders’ account balances
Individual annuities	1,180	1,336
Group annuities	92	84
Variable life	149	126

Policyholders’ account balances	1,421	1,546

Total future policy benefits and policyholders’ account balances	$1,881	$2,036

Separate account liabilities
Individual annuities	$4,656	$3,435
Group annuities	1,874	1,551
Variable life	462	400

Total separate account liabilities	$6,992	$5,386

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed	SA, 1971, 1983a, A2000 mortality tables with certain modifications	5.50%	Present value of expected future payments

Immediate annuites without life contingency fixed	None	Statutory Type C (elective) or A (nonelective) Interest Rates without Future Interest Guarantees and Cash Settlement Options (4.50%-7.00%)	The greatest present value of the future guaranteed benefits as described in Actuarial Guidelines 33

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2009 or 2008.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

B-71

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Certain contract provisions that determine the policyholders’ account balances were as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.00% to 6.00%	Declining to zero over 4 to 7 years.

Group annuities	1.50% to 4.95%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.

Variable life	3.30% to 4.10%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2009 and 2008 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2009			2008
	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,263	$288	62	$4,006	$791	62
GMIB	117	29	57	97	50	57
GMAB	68	—	62	67	—	61
GMWB	1,858	165	60	827	282	60

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $5 million and $10 million as of December 31, 2009 and 2008, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

B-72

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $(1) million and $4 million in 2009, $11 million and $3 million in 2008 and $1 million and $2 million in 2007, respectively, and are recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMAB

The GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce was $1 million as of December 31, 2009 and $1 million as of December 31, 2008 and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account value for GMAB equals $68 million as of December 31, 2009 compared to $67 million at December 31, 2008. Due to 10 year waiting periods, there are no paid and incurred benefits for GMAB for the years ended December 31, 2009 or 2008.

GMIB

The Company also issues certain variable annuity contracts with GMIB features which provide a guarantee base that increases by the greater of a 5% roll-up rate or the contract anniversary account value. This base can only be accessed in duration 10 or later in the form of a payout annuity.

The GMIB liabilities, determined by accumulating the total assessments to date for contracts inforce were $3 million and $4 million as of December 31, 2009 and 2008, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB for the years ended December 31, 2009 or 2008.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under GAAP accounting for Derivative Instruments and Hedging Activities, which is reported separately from the host variable annuity contract. It is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

B-73

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2009:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 500 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The NASDAQ volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 25%.

•	The swap curve as of the last day of the quarter is used.

•	89% of annuity 2000 mortality table with 0.8% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2009 and 2008, the derivative liability is $34 million and $214 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The derivative liability relates to annuities with an account value of $1,858 million and $827 million and a GWB of $2,003 million and $1,109 million at December 31, 2009 and 2008, respectively.

Changes in the fair value of the derivative liability resulted in gains amounting to $180 million and losses amounting to $201 million and $12 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for 100% of the reinsurance recoverable at December 31, 2009 and 2008. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. For the years ended December 31, 2009, 2008 or 2007, there were no balances in the short-duration contracts.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2009	2008	2007
	(In millions)
Long-duration contracts
Direct premiums	$84	$64	$67
Reinsurance assumed	—	—	2
Reinsurance ceded	(75)	(57)	(65)

Premiums	$9	$7	$4

B-74

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Reinsurance recoverable related to long-duration contracts of $36 million and $26 million are recorded in “Reinsurance recoverable and other assets” in the Company’s Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

The GMIB benefit is reinsured and the reinsurance treaty is considered a derivative under GAAP, which is carried at fair value and reported in “Reinsurance recoverable and other assets.” As of December 31, 2009 and 2008, this reinsurance asset was reported at $1 million and $3 million, respectively. Changes in the fair value of derivative resulted in losses of $2 million and $3 million at December 31, 2009 and 2008, respectively, and are recorded in “Net realized gains (losses) on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. This agreement does not cover new business effective January 1, 2009. The reinsurance recoverable related to the GMWB, in the amount of $31 million and $183 million at December 31, 2009 and 2008, represents an embedded derivative which is carried at fair value and reported in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $152 million and $171 million for the years ended December 31, 2009 and 2008, are recorded in “Net realized gains (losses) on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statements of Income and Comprehensive Income was as follows:

	2009	2008	2007
	(In millions)
Federal income tax expense (benefit):
Current tax	$(2)	$(28)	$3
Deferred tax	11	(23)	(5)

Total	$9	$(51)	$(2)

The components of the net deferred tax asset/ (liability) as of December 31, 2009 and 2008 were as follows:

	2009	2008
	(In millions)
Deferred tax assets:
Separate account allowances	$45	$12
DAC Proxy	17	19
Investments	—	34
Other	3	10
Reserves	9	13

Gross deferred tax assets	74	88

Deferred tax liabilities:
Investments	4	—
DAC	128	97

Gross deferred tax liabilities	132	97

Net deferred tax liability	$58	$9

Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. A valuation allowance is recorded to reduce any portion of the deferred tax asset that is expected to more likely than not to be realized. The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

B-75

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2009 and December 31, 2008 the Company recorded a current income tax payable of $8 million, and a current income tax receivable of $14 million, respectively, which are included in “Current income tax payable” and “Current income tax receivable”, respectively, in the accompanying Consolidated Balance Sheet.

At December 31, 2009, the Company had $4 million in unused capital loss carryforwards which will expire in 2014.

The Company’s income tax expense (benefit) differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2009	2008	2007
	(In millions)
Expected taxes on pre-tax income (loss)	$13	$(52)	$4
Permanent adjustments:
Dividends received deduction	(4)	(12)	(9)
Contingent tax reserves	(1)	14	4
Return to provision	2	(2)	—
Other	(1)	1	(1)

Total income tax expense (benefit)	$9	$(51)	$(2)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

	2009	2008
Balance, January 1.	$18	$9
Additions for tax positions of the current year	6	1
Additions for tax positions of prior years	—	11
Reductions for tax positions of prior years for:
Changes in judgement	(2)	—
Lapses of applicable statute of limitations	—	(3)

Balance, December 31.	$22	$18

As of December 31, 2009, the Company had $24 million of unrecognized tax benefits and related interest expense. Included in this balance is $15 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the year ending December 31, 2009, and year ending December 31, 2008, the Company recognized approximately $1 and ($3) million in interest and penalties. The Company has approximately $2 and $1 million accrued for payment of interest and penalties at December 31, 2009, and December 31, 2008, respectively.

The Company files U.S. federal income tax returns along with various state and local income tax returns. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

B-76

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of (i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2009, the maximum amount of dividends the Company could pay The Guardian in 2010 without prior approval from the state insurance regulatory authorities was $24 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income (loss), as filed with the Delaware Department of Insurance, was $10 million, ($35) million and $20 million for years ended December 31, 2009, 2008 and 2007, respectively. Statutory surplus, as filed, at December 31, 2009 and December 31, 2008 was $236 million and $212 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $136 million, $132 million and $129 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $20 million and $20 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $2,682 million and $2,205 million as of December 31, 2009 and 2008, respectively.

The Company also maintains investments in RS mutual funds in the amount of $21 million and $17 million at December 31, 2009 and 2008, respectively, of which, $20 million and $1 million are recorded in “Affiliated mutual funds” and $1 million and $16 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2009, the Company sold shares in RS Funds with a cost basis of $8 million resulting in a realized loss of $4 million. The Company also invested $9 million in RS Funds during 2009.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds. There were no additional investments made in these funds during 2009 or 2008.

Certain employee benefits plans of The Guardian had assets invested in GIAC separate accounts under group annuity contracts. On December 8, 2008, one contract with assets totaling $91 million was terminated. As of December 31, 2007, the fair market value of the assets held under these contracts was $102 million. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement. As of December 31, 2008, the Company no longer has The Guardian’s employees benefits plans invested assets in GIAC separate accounts under group annuity contracts. Service fees were not charged on separate account assets for the years ended December 31, 2009 or 2008 under these contracts. During 2009, GIAC dissolved these separate accounts.

The Company recorded an additional paid in capital of $22 million from The Guardian which is included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2008 and received in 2009. There was no additional paid in capital recorded in 2009.

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The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In January 2010, the Company received $20 million from PAS which was recorded as a return of capital. Subsequent to the receipt, these funds were transferred to The Guardian as a return of capital.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. For the years ended December 31, 2009, 2008 and 2007 such fee income amounted to $3 million, $3 million and $3 million, which is reflected in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million, and $1 million is receivable and included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million, $2 million and $2 million for the years ended December 31, 2009, 2008 and 2007, which is recorded in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.2 million and $0.2 million are included in “Reinsurance recoverable and other assets” in the Consolidated Balance Sheets at December 31, 2009 and 2008, respectively.

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the financial position or cash flows of the Company.

12.  CONTINGENCIES

PAS is involved in several lawsuits and claims from customers that allege violations of federal and state securities laws that arise in the ordinary course of business. While it is not possible to predict with certainty the ultimate outcome of these lawsuits and claims, management believes, after consultation with counsel, that resolution of these matters is not expected to have a material effect on PAS’s financial condition. These matters, if resolved in a manner different from the estimates, could have a material adverse effect on earnings or cash flows when resolved in a future reporting period.

PAS had been named by the same claimant in two separate FINRA arbitration proceedings that commenced in 2005. The claimant alleged that the Company interfered with the employment contracts of the sales representatives, and that restrictive covenants of their employment agreements with their previous employer were violated. In 2009, these proceedings were settled by The Guardian, therefore, PAS was released from any present and future liabilities. As a result, “Other operating costs and expenses” were favorably impacted by $24 million through the reversal of the litigation reserve included in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets as of December 31, 2008.

13.  SUBSEQUENT EVENTS

The Company considers events occurring after the balance sheet date but prior to the issuance of the financial statements to be subsequent events requiring disclosure. There were no subsequent events for the year ended December 31, 2009.

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REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

March 2, 2010

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